WILLIAM BLAIR FUNDS

SUPPLEMENT TO CLASS N PROSPECTUS DATED MAY 1, 2013

The disclosure below supplements the disclosure in the Prospectus under “Additional Information Regarding Investment Objectives and Strategies.”

Futures, Options and Swaps. The Bond Fund, the Income Fund and the Low Duration Fund may use futures, options and swaps to hedge against movements in interest rates and credit spreads and to manage duration. Specifically, each Fund may purchase or sell futures contracts on U.S. Treasury securities, buy options on futures and enter into credit default swaps on a credit default swap index.

Mortgage-Backed TBAs. The Bond Fund, the Income Fund and the Low Duration Fund may purchase and sell mortgage-backed to-be-announced (TBA) securities to hedge against movements in interest rates and for risk management purposes.

The Investment Glossary included in this prospectus and the Statement of Additional Information contain additional information regarding the investment types described above.

The disclosure below supplements the disclosure in the Prospectus under “Principal Investment Risks.”

The Bond Fund, the Income Fund and the Low Duration Fund are subject to the following additional risks: Credit Default Swap Risk, Derivatives Risk, Mortgage-Backed To-Be-Announced (TBA) Securities Risk and Swap Risk.

Credit Default Swap Risk. Credit default swaps are subject to the credit risk of the underlying reference obligation and to counterparty credit risk. If the counterparty fails to meet its obligations, a Fund may lose money. Credit default swaps are also subject to the risk that the Advisor will not properly assess the risk of the underlying reference obligation. If a Fund is selling credit protection, there is a risk that a credit event will occur and that a Fund will have to pay the counterparty. If a Fund is buying credit protection, there is a risk that no credit event will occur and a Fund will receive no benefit for the premium paid. Credit default swaps may be difficult to value and may have the effect of leverage on a Fund.

Derivatives Risk. The risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may not have the intended effects and may result in losses or missed opportunities; the risk that a Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose a Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even result in losses to a Fund. The use of derivatives by a Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

Mortgage-Backed To-Be-Announced (TBA) Securities Risk. To the extent a Fund purchases or sells mortgage-backed to-be-announced (TBA) securities, a Fund is subject to the risk that the counterparty may fail to consummate the transaction, which could cause a Fund to miss the opportunity to obtain a price or yield considered to be advantageous. Mortgage-backed TBAs may also have a leverage-like effect on a Fund and may cause a Fund to be more volatile. To the extent a Fund “rolls over” mortgage-backed TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.

Swap Risk. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money.

The disclosure below supplements the disclosure in the Prospectus under “Investment Glossary.”

Options. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

Futures. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument, index, security or commodity for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, security or commodity or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.

Swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Credit Default Swaps. The Bond Fund, the Income Fund and the Low Duration Fund may enter into credit default swaps. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. Credit default swaps are used as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A Fund may be a buyer or seller of a credit default swap. Where a Fund is a seller of credit protection, it adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap which would be offset to the extent of its uncommitted cash or cash equivalents. A Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If a Fund is a buyer of a credit default swap and no credit event occurs, a Fund will lose its premium payment and recover nothing. However, if a Fund is a buyer and a credit event occurs, a Fund will receive the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or a payment equal to the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. As a seller, a Fund receives a fixed rate of income reflecting the buyer’s premium payments through the term of the contract (typically between six months and three years), provided that there is no credit event. If a credit event occurs, a Fund must pay the buyer the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value and may be more susceptible to liquidity and credit risk.

Mortgage-Backed To-Be-Announced (TBA) Securities. The Bond Fund, the Income Fund and the Low Duration Fund may engage in purchases and sales of mortgage-backed securities eligible to be sold in the to-be-announced (TBA) market, which are transactions in which the Fund purchases or sells mortgage-backed securities on a forward commitment basis for delivery at a future date; however, the specific mortgage-backed securities to be delivered as part of the transaction are not identified until forty-eight hours prior to the settlement date. Mortgage-backed TBA securities can be used for hedging purposes to adjust the risk exposure of a portfolio without having to restructure the portfolio. Each Fund may “roll over” mortgage-backed TBA agreements prior to the settlement date in a transaction sometimes referred to as a “TBA roll.” In a TBA roll, a Fund will sell the obligation to purchase the mortgage-backed securities in the TBA agreement prior to the settlement date and will enter into a new mortgage-backed TBA agreement. TBA rolls may cause a Fund to experience higher portfolio turnover which may increase taxable gains.

Dated: August 1, 2013

WILLIAM BLAIR FUNDS

222 West Adams Street

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.

WILLIAM BLAIR FUNDS

SUPPLEMENT TO CLASS I PROSPECTUS DATED MAY 1, 2013

The disclosure below supplements the disclosure in the Prospectus under “Additional Information Regarding Investment Objectives and Strategies.”

Futures, Options and Swaps. The Bond Fund, the Income Fund and the Low Duration Fund may use futures, options and swaps to hedge against movements in interest rates and credit spreads and to manage duration. Specifically, each Fund may purchase or sell futures contracts on U.S. Treasury securities, buy options on futures and enter into credit default swaps on a credit default swap index.

Mortgage-Backed TBAs. The Bond Fund, the Income Fund and the Low Duration Fund may purchase and sell mortgage-backed to-be-announced (TBA) securities to hedge against movements in interest rates and for risk management purposes.

The Investment Glossary included in this prospectus and the Statement of Additional Information contain additional information regarding the investment types described above.

The disclosure below supplements the disclosure in the Prospectus under “Principal Investment Risks.”

The Bond Fund, the Income Fund and the Low Duration Fund are subject to the following additional risks: Credit Default Swap Risk, Derivatives Risk, Mortgage-Backed To-Be-Announced (TBA) Securities Risk and Swap Risk.

Credit Default Swap Risk. Credit default swaps are subject to the credit risk of the underlying reference obligation and to counterparty credit risk. If the counterparty fails to meet its obligations, a Fund may lose money. Credit default swaps are also subject to the risk that the Advisor will not properly assess the risk of the underlying reference obligation. If a Fund is selling credit protection, there is a risk that a credit event will occur and that a Fund will have to pay the counterparty. If a Fund is buying credit protection, there is a risk that no credit event will occur and a Fund will receive no benefit for the premium paid. Credit default swaps may be difficult to value and may have the effect of leverage on a Fund.

Derivatives Risk. The risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may not have the intended effects and may result in losses or missed opportunities; the risk that a Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose a Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even result in losses to a Fund. The use of derivatives by a Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

Mortgage-Backed To-Be-Announced (TBA) Securities Risk. To the extent a Fund purchases or sells mortgage-backed to-be-announced (TBA) securities, a Fund is subject to the risk that the counterparty may fail to consummate the transaction, which could cause a Fund to miss the opportunity to obtain a price or yield considered to be advantageous. Mortgage-backed TBAs may also have a leverage-like effect on a Fund and may cause a Fund to be more volatile. To the extent a Fund “rolls over” mortgage-backed TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.

Swap Risk. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money.

The disclosure below supplements the disclosure in the Prospectus under “Investment Glossary.”

Options. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

Futures. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument, index, security or commodity for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, security or commodity or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.

Swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Credit Default Swaps. The Bond Fund, the Income Fund and the Low Duration Fund may enter into credit default swaps. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. Credit default swaps are used as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A Fund may be a buyer or seller of a credit default swap. Where a Fund is a seller of credit protection, it adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap which would be offset to the extent of its uncommitted cash or cash equivalents. A Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If a Fund is a buyer of a credit default swap and no credit event occurs, a Fund will lose its premium payment and recover nothing. However, if a Fund is a buyer and a credit event occurs, a Fund will receive the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or a payment equal to the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. As a seller, a Fund receives a fixed rate of income reflecting the buyer’s premium payments through the term of the contract (typically between six months and three years), provided that there is no credit event. If a credit event occurs, a Fund must pay the buyer the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value and may be more susceptible to liquidity and credit risk.

Mortgage-Backed To-Be-Announced (TBA) Securities. The Bond Fund, the Income Fund and the Low Duration Fund may engage in purchases and sales of mortgage-backed securities eligible to be sold in the to-be-announced (TBA) market, which are transactions in which the Fund purchases or sells mortgage-backed securities on a forward commitment basis for delivery at a future date; however, the specific mortgage-backed securities to be delivered as part of the transaction are not identified until forty-eight hours prior to the settlement date. Mortgage-backed TBA securities can be used for hedging purposes to adjust the risk exposure of a portfolio without having to restructure the portfolio. Each Fund may “roll over” mortgage-backed TBA agreements prior to the settlement date in a transaction sometimes referred to as a “TBA roll.” In a TBA roll, a Fund will sell the obligation to purchase the mortgage-backed securities in the TBA agreement prior to the settlement date and will enter into a new mortgage-backed TBA agreement. TBA rolls may cause a Fund to experience higher portfolio turnover which may increase taxable gains.

Dated: August 1, 2013

WILLIAM BLAIR FUNDS

222 West Adams Street

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.

WILLIAM BLAIR FUNDS

SUPPLEMENT TO INSTITUTIONAL CLASS PROSPECTUS DATED MAY 1, 2013

The disclosure below supplements the disclosure in the Prospectus under “Additional Information Regarding Investment Objectives and Strategies.”

Futures, Options and Swaps. The Bond Fund and the Low Duration Fund may use futures, options and swaps to hedge against movements in interest rates and credit spreads and to manage duration. Specifically, each Fund may purchase or sell futures contracts on U.S. Treasury securities, buy options on futures and enter into credit default swaps on a credit default swap index.

Mortgage-Backed TBAs. The Bond Fund and the Low Duration Fund may purchase and sell mortgage-backed to-be-announced (TBA) securities to hedge against movements in interest rates and for risk management purposes.

The Investment Glossary included in this prospectus and the Statement of Additional Information contain additional information regarding the investment types described above.

The disclosure below supplements the disclosure in the Prospectus under “Principal Investment Risks.”

The Bond Fund and the Low Duration Fund are subject to the following additional risks: Credit Default Swap Risk, Derivatives Risk, Mortgage-Backed To-Be-Announced (TBA) Securities Risk and Swap Risk.

Credit Default Swap Risk. Credit default swaps are subject to the credit risk of the underlying reference obligation and to counterparty credit risk. If the counterparty fails to meet its obligations, a Fund may lose money. Credit default swaps are also subject to the risk that the Advisor will not properly assess the risk of the underlying reference obligation. If a Fund is selling credit protection, there is a risk that a credit event will occur and that a Fund will have to pay the counterparty. If a Fund is buying credit protection, there is a risk that no credit event will occur and a Fund will receive no benefit for the premium paid. Credit default swaps may be difficult to value and may have the effect of leverage on a Fund.

Derivatives Risk. The risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may not have the intended effects and may result in losses or missed opportunities; the risk that a Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose a Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even result in losses to a Fund. The use of derivatives by a Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

Mortgage-Backed To-Be-Announced (TBA) Securities Risk. To the extent a Fund purchases or sells mortgage-backed to-be-announced (TBA) securities, a Fund is subject to the risk that the counterparty may fail to consummate the transaction, which could cause a Fund to miss the opportunity to obtain a price or yield considered to be advantageous. Mortgage-backed TBAs may also have a leverage-like effect on a Fund and may cause a Fund to be more volatile. To the extent a Fund “rolls over” mortgage-backed TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.

Swap Risk. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money.

The disclosure below supplements the disclosure in the Prospectus under “Investment Glossary.”

Options. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

Futures. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument, index, security or commodity for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, security or commodity or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.

Swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Credit Default Swaps. The Bond Fund and the Low Duration Fund may enter into credit default swaps. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. Credit default swaps are used as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A Fund may be a buyer or seller of a credit default swap. Where a Fund is a seller of credit protection, it adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap which would be offset to the extent of its uncommitted cash or cash equivalents. A Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If a Fund is a buyer of a credit default swap and no credit event occurs, a Fund will lose its premium payment and recover nothing. However, if a Fund is a buyer and a credit event occurs, a Fund will receive the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or a payment equal to the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. As a seller, a Fund receives a fixed rate of income reflecting the buyer’s premium payments through the term of the contract (typically between six months and three years), provided that there is no credit event. If a credit event occurs, a Fund must pay the buyer the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value and may be more susceptible to liquidity and credit risk.

Mortgage-Backed To-Be-Announced (TBA) Securities. The Bond Fund and the Low Duration Fund may engage in purchases and sales of mortgage-backed securities eligible to be sold in the to-be-announced (TBA) market, which are transactions in which the Fund purchases or sells mortgage-backed securities on a forward commitment basis for delivery at a future date; however, the specific mortgage-backed securities to be delivered as part of the transaction are not identified until forty-eight hours prior to the settlement date. Mortgage-backed TBA securities can be used for hedging purposes to adjust the risk exposure of a portfolio without having to restructure the portfolio. Each Fund may “roll over” mortgage-backed TBA agreements prior to the settlement date in a transaction sometimes referred to as a “TBA roll.” In a TBA roll, a Fund will sell the obligation to purchase the mortgage-backed securities in the TBA agreement prior to the settlement date and will enter into a new mortgage-backed TBA agreement. TBA rolls may cause a Fund to experience higher portfolio turnover which may increase taxable gains.

Dated: August 1, 2013

WILLIAM BLAIR FUNDS

222 West Adams Street

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.

WILLIAM BLAIR FUNDS

222 WEST ADAMS STREET

CHICAGO, ILLINOIS 60606

(312) 364-8000

1-800-635-2886

(In Massachusetts 1-800-635-2840)

STATEMENT OF ADDITIONAL INFORMATION

Growth Fund

Class (Ticker): N (WBGSX) I (BGFIX)

Large Cap Growth Fund

Class (Ticker): N (LCGNX) I (LCGFX)

Mid Cap Growth Fund

Class (Ticker): N (WCGNX) I (WCGIX)

Small-Mid Cap Growth Fund

Class (Ticker): N (WSMNX) I (WSMDX)

Small Cap Growth Fund

Class (Ticker): N (WBSNX) I (WBSIX)

Global Leaders Fund

Class (Ticker): N (WGGNX) I (WGFIX) INST (BGGIX)

Global Small Cap Growth Fund

Class (Ticker): N (BGSNX) I (WGLIX) INST (BGSJX)

International Growth Fund

Class (Ticker): N (WBIGX) I (BIGIX)

Institutional International Growth Fund

Class (Ticker): INST (WBIIX)

International Equity Fund

Class (Ticker): N (WIENX) I (WIEIX)

Institutional International Equity Fund

Class (Ticker): INST (WIIEX)

International Leaders Fund

Class (Ticker): N (WILNX) I (WILIX) INST (WILJX)

International Small Cap Growth Fund

Class (Ticker): N (WISNX) I (WISIX) INST (WIISX)

Emerging Markets Growth Fund

Class (Ticker): N (WBENX) I (WBEIX) INST (BIEMX)

Emerging Markets Leaders Fund

Class (Ticker): N (WELNX) I (WBELX) INST (WELIX)

Emerging Markets Small Cap Growth Fund

Class (Ticker): N (WESNX) I (BESIX) INST (WESJX)

Large Cap Value Fund

Class (Ticker): N (WLVNX) I (BLVIX)

Mid Cap Value Fund

Class (Ticker): N (WMVNX) I (WMVIX)

Small-Mid Cap Value Fund

Class (Ticker): N (BSMNX) I (WSMIX)

Small Cap Value Fund

Class (Ticker): N (WBVDX) I (BVDIX)

Bond Fund

Class (Ticker): N (WBBNX) I (WBFIX) INST (BBFIX)

Income Fund

Class (Ticker): N (WBRRX) I (BIFIX)

Low Duration Fund

Class (Ticker): N (WBLNX) I (WBLIX) INST (WBLJX)

Ready Reserves Fund

Class (Ticker): N (WBRXX) I (RRFXX)

May 1, 2013

as supplemented August 1, 2013

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectuses of William Blair Funds (the “Trust”) dated May 1, 2013, as supplemented August 1, 2013. The financial statements for the William Blair Funds for the year ended December 31, 2012 and the Report of Independent Registered Public Accounting Firm thereon are incorporated by reference from the Annual Reports to Shareholders for the year ended December 31, 2012. The Prospectuses and Annual Reports to Shareholders may be obtained without charge by writing or calling the Trust.

i

ii

MANAGEMENT OF THE TRUST

Investment Advisor. As stated in the Prospectuses, William Blair & Company, L.L.C. (“William Blair” or the “Advisor”) is the Trust’s investment advisor and manager. Pursuant to a management agreement, the Advisor acts as each Fund’s advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its partners or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. In addition to the advisory fee, each Fund pays the expenses of its operations, including a portion of the Trust’s general administrative expenses, allocated on the basis of the Fund’s net assets. Expenses that will be borne directly by each Fund include, but are not limited to, the following: the fees and expenses of independent auditors, counsel, custodian and transfer agent, costs of reports and notices to shareholders, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying each Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

In rendering investment advisory services, the Advisor may use the portfolio management, research and other resources of William Blair International, Ltd. (U.K.) (“William Blair U.K.”), an affiliate of the Advisor. William Blair U.K. is not registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. William Blair U.K. has entered into a Memorandum of Understanding (“MOU”) with the Advisor pursuant to which William Blair U.K. is considered a “participating affiliate” of the Advisor as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from William Blair U.K. may render portfolio management, research and other services to the Funds under the MOU and are subject to supervision by the Advisor.

The management agreement continues in effect from year to year for each Fund for so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such management agreement or interested persons of any such party except in their capacity as trustees of the Trust and (b) by the shareholders of the Fund or the Board of Trustees. The management agreement may be terminated at any time upon 60 days notice by either party; a Fund may terminate the management agreement either by vote of the Board of Trustees or by majority vote of the outstanding shares of the Fund. The management agreement may also be terminated at any time either by vote of the Board of Trustees or by majority vote of the outstanding voting shares of a Fund if the Advisor were determined to have breached the management agreement. The management agreement will terminate automatically upon assignment. The management agreement provides that the Advisor shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the management agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the management agreement.

Upon termination of the management agreement and when so requested by the Advisor, the Trust or a Fund will refrain from using the name “William Blair” in its name or in its business in any form or combination.

Advisory Fees. For the services and facilities furnished by the Advisor under the management agreement, each Fund pays the Advisor an advisory fee, which is accrued daily and paid monthly on the first business day of the following month. The annual rate for each Fund expressed as a percentage of average daily net assets is as follows:

% of Average Daily Net Assets
Growth Fund	0.75%
Large Cap Growth Fund	0.80%
Small Cap Growth Fund	1.10%
Mid Cap Growth Fund	0.95%
Small-Mid Cap Growth Fund	1.00%
Global Leaders Fund	1.00%
Global Small Cap Growth Fund	1.00%
International Growth Fund:
First $250 million	1.10%
Next $4.75 billion	1.00%
Next $5 billion	0.95%
Next $5 billion	0.925%
In excess of $15 billion	0.90%
Institutional International Growth Fund:
First $500 million	1.00%
Next $500 million	0.95%
Next $1.5 billion	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
International Equity Fund:
First $250 million	1.10%
In excess of $250 million	1.00%
Institutional International Equity Fund:
First $500 million	1.00%
Next $500 million	0.95%
In excess of $1 billion	0.90%
International Leaders Fund	0.95%
International Small Cap Growth Fund	1.00%
Emerging Markets Growth Fund	1.10%

% of Average Daily Net Assets
Emerging Markets Leaders Fund	1.10%
Emerging Markets Small Cap Growth Fund	1.10%
Large Cap Value Fund	0.80%
Small Cap Value Fund	1.10%
Mid Cap Value Fund	0.95%
Small-Mid Cap Value Fund	1.00%
Bond Fund	0.30%
Income Fund:*
First $250 million	0.25%
In excess of $250 million	0.20%
Low Duration Fund	0.30%
Ready Reserves Fund:
First $250 million	0.275%
Next $250 million	0.250%
Next $2 billion	0.225%
In excess of $2.5 billion	0.200%

*	Management fee also includes a charge of 5% of gross income.

Expense Waivers. The Advisor has entered into a contractual agreement with each Fund listed below to waive fees and/or reimburse expenses, if necessary, in order to limit the Fund’s operating expenses to the levels reflected in the table below until April 30, 2014 (excluding interest, taxes, brokerage commissions, aquired fund fees and expenses, dividend expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business). The agreement terminates upon the earlier of April 30, 2014 or the termination of the management agreement.

	Class N	Class I	Institutional Class
Growth Fund	N/A	N/A	—
Large Cap Growth Fund	1.20%	0.95%	—
Small Cap Growth Fund	1.50%	1.25%	—
Mid Cap Growth Fund	1.35%	1.10%	—
Small-Mid Cap Growth Fund	1.35%	1.10%	—
Global Leaders Fund	1.50%	1.25%	1.10%
Global Small Cap Growth Fund	1.65%	1.40%	1.25%
International Growth Fund	1.45%	1.20%	—
Institutional International Growth Fund	—	—	N/A
International Equity Fund	1.45%	1.20%	—
Institutional International Equity Fund	—	—	1.10%
International Leaders Fund	1.45%	1.20%	1.05%
International Small Cap Growth Fund	1.65%	1.40%	1.25%
Emerging Markets Growth Fund	1.70%	1.45%	1.30%
Emerging Markets Leaders Fund	1.65%	1.40%	1.25%
Emerging Markets Small Cap Growth Fund	1.65%	1.40%	1.25%
Large Cap Value Fund	1.20%	0.95%	—
Small Cap Value Fund	1.50%	1.25%	—
Mid Cap Value Fund	1.35%	1.10%	—
Small-Mid Cap Value Fund	1.40%	1.15%	—
Bond Fund	0.65%	0.50%	0.35%
Income Fund	0.85%	0.70%	—
Low Duration Fund	0.70%	0.55%	0.40%
Ready Reserves Fund	N/A	N/A	—

For a period of three years subsequent to the Commencement of Operations (as noted below) of the Global Small Cap Growth Fund, the International Leaders Fund, the Large Cap Value Fund, the Small-Mid Cap Value Fund and the Emerging Markets Small Cap Growth Fund, the Advisor is entitled to reimbursement for previously waived fees and/or reimbursed expenses to the extent the overall expense ratio of the Fund remains below the percentage indicated above. The total amount (in thousands) available for recapture at December 31, 2012 was $0 for the Global Small Cap Growth Fund, $57 for the International Leaders Fund, $130 for the Large Cap Value Fund, $128 for the Small-Mid Cap Value Fund and $253 for the Emerging Markets Small Cap Growth Fund.

For the fiscal years ended December 31, 2012, 2011 and 2010, the investment advisory fees incurred by each Fund and related fee waivers were as follows:

2012	Gross Advisory Fee	Fee Waiver (Recovery)	Net Advisory Fee
Growth Fund	$4,726,547	—	$4,726,547
Large Cap Growth Fund	218,762	65,119	153,643
Small Cap Growth Fund	5,538,310	—	5,538,310
Mid Cap Growth Fund	3,045,662	—	3,045,662
Small-Mid Cap Growth Fund	3,462,457	8,560	3,453,897
Global Leaders Fund	501,051	139,532	361,519
International Growth Fund	35,030,720	—	35,030,720
Institutional International Growth Fund	16,681,671	—	16,681,671
International Equity Fund	762,950	111,531	651,419
Institutional International Equity Fund	1,139,478	69,058	1,070,420
International Leaders Fund[1]	21,886	21,886	—
International Small Cap Growth Fund	6,994,537	—	6,994,537
Emerging Markets Growth Fund	10,670,497	—	10,670,497
Emerging Markets Leaders Fund	631,249	196,414	434,835
Emerging Markets Small Cap Growth Fund	77,617	77,617	—
Large Cap Value Fund	25,999	25,999	—
Small Cap Value Fund	2,662,897	36,099	2,626,798
Mid Cap Value Fund	45,401	45,401	—
Small-Mid Cap Value Fund	22,879	22,879	—
Bond Fund	803,087	76,753	726,334
Income Fund	533,314	—	533,314
Low Duration Fund	582,534	23,657	558,877
Ready Reserves Fund	3,131,322	2,586,609	544,713

[1]	August 16, 2012 (Commencement of Operations) to December 31, 2012.

2011	Gross Advisory Fee	Fee Waiver (Recovery)	Net Advisory Fee
Growth Fund	$4,443,435	—	$4,443,435
Large Cap Growth Fund	227,990	58,411	169,579
Small Cap Growth Fund	7,864,352	—	7,864,352
Mid Cap Growth Fund	1,220,905	—	1,220,905
Small-Mid Cap Growth Fund	2,469,103	—	2,469,103
Global Leaders Fund	452,828	131,470	321,358
International Growth Fund	42,998,598	—	42,998,598
Institutional International Growth Fund	16,019,191	—	16,019,191
International Equity Fund	1,480,916	80,482	1,400,434
Institutional International Equity Fund	2,245,522	5,371	2,240,151
International Small Cap Growth Fund	7,013,304	—	7,013,304
Emerging Markets Growth Fund	10,964,250	—	10,964,250
Emerging Markets Leaders Fund	921,432	138,847	782,585
Emerging Markets Small Cap Growth Fund[1]	6,754	6,754	—
Large Cap Value Fund[2]	3,530	3,530	—
Small Cap Value Fund	2,289,903	225,464	2,064,439
Mid Cap Value Fund	35,377	35,377	—
Small-Mid Cap Value Fund[3]	931	931	—
Bond Fund	632,722	83,700	549,022
Income Fund	473,404	—	473,404
Low Duration Fund	449,307	37,113	412,194
Ready Reserves Fund	2,997,876	2,429,036	568,840

[1]	October 24, 2011 (Commencement of Operations) to December 31, 2011.
[2]	October 24, 2011 (Commencement of Operations) to December 31, 2011.
[3]	December 15, 2011 (Commencement of Operations) to December 31, 2011.

2010	Gross Advisory Fee	Fee Waiver (Recovery)	Net Advisory Fee
Growth Fund	$3,461,138	—	$3,461,138
Large Cap Growth Fund	234,539	57,924	176,615
Small Cap Growth Fund	8,796,418	18,619	8,777,798
Mid Cap Growth Fund	774,466	1,125	773,341
Small-Mid Cap Growth Fund	1,631,123	—	1,631,123
Global Leaders Fund	387,957	136,129	251,828
International Growth Fund	45,848,690	—	45,848,690
Institutional International Growth Fund	14,477,678	—	14,477,678
International Equity Fund	2,783,848	—	2,783,848
Institutional International Equity Fund	3,311,593	1,420	3,310,173
International Small Cap Growth Fund	4,866,379	—	4,866,379
Emerging Markets Growth Fund	12,197,042	—	12,197,042
Emerging Markets Leaders Fund	1,089,860	97,290	992,570
Small Cap Value Fund	1,116,856	158,434	958,422
Mid Cap Value Fund[1]	14,585	14,585	—
Bond Fund	545,717	85,814	459,903
Income Fund	569,773	—	569,773
Low Duration Fund	381,405	99,758	281,648
Ready Reserves Fund	3,021,741	1,894,812	1,126,929

[1]	May 3, 2010 (Commencement of Operations) to December 31, 2010.

Portfolio Managers

Michael P. Balkin is responsible for the management of the Small Cap Growth Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	3	76,728,255	0	0
Other advisory accounts	14	446,918,997	0	0

Karl W. Brewer is responsible for the management of the Small Cap Growth Fund, the Small-Mid Cap Growth Fund, the Global Small Cap Growth Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	5	824,519,826	0	0
Other advisory accounts	58	2,630,240,291	0	0

Simon Fennell is responsible for the management of the International Growth Fund, the Institutional International Growth Fund, the International Leaders Fund and other accounts. As of December 30, 2012, he was not responsible for any other accounts.

Andrew G. Flynn is responsible for the management of the Global Small Cap Growth Fund, the International Small Cap Growth Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	1	2,104,079	0	0
Other advisory accounts	0	0	0	0

David C. Fording is responsible for the management of the Growth Fund, the Global Leaders Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	5	676,079,957	0	0
Other advisory accounts	56	1,064,915,072	0	0

James S. Golan is responsible for the management of the Large Cap Growth Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	2	$663,347,270	2	$663,347,270
Other pooled investment vehicles	0	0	0	0
Other advisory accounts	45	238,269,292	0	0

W. George Greig is responsible for the management of the Global Leaders Fund, the International Growth Fund, the Institutional International Growth Fund, the International Leaders Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	10	$3,341,634,617	0	$0
Other pooled investment vehicles	18	2,806,379,667	0	0
Other advisory accounts	58	9,314,025,883	0	0

David F. Hone is responsible for the management of the Large Cap Value Fund. As of December 31, 2012, he was not responsible for any other accounts.

John F. Jostrand is responsible for the management of the Growth Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	5	676,079,957	0	0
Other advisory accounts	74	1,135,570,806	0	0

Chad M. Kilmer is responsible for the management of the Small Cap Value Fund, the Mid Cap Value Fund, Small-Mid Cap Value Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	5	$294,263,300	0	$0
Other pooled investment vehicles	2	67,212,243	0	0
Other advisory accounts	6	198,006,186	0	0

Robert C. Lanphier IV is responsible for the management of the Mid Cap Growth Fund, the Small-Mid Cap Growth Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	1	$1,056,067,718	1	$1,056,067,718
Other pooled investment vehicles	8	1,027,832,606	0	0
Other advisory accounts	65	3,638,457,953	0	0

Mark T. Leslie is responsible for the management of the Small Cap Value Fund, the Mid Cap Value Fund, the Small-Mid Cap Value Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	5	$294,263,300	0	$0
Other pooled investment vehicles	2	67,212,243	0	0
Other advisory accounts	6	198,006,186	0	0

Matthew A. Litfin is responsible for the management of the Small-Mid Cap Growth Fund, the Global Small Cap Growth Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	3	748,634,567	0	0
Other advisory accounts	43	2,182,478,298	0	0

Kathleen M. Lynch is responsible for the management of the Ready Reserves Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	0	0	0
Other advisory accounts	41	196,183,237	0	0

Kenneth J. McAtamney is responsible for the management of the Global Leaders Fund, the International Leaders Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	3	256,132,458	0	0
Other advisory accounts	5	1,950,767,651	0	0

Todd M. McClone is responsible for the management of the Emerging Markets Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Small Cap Growth Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	1	$69,013,214	0	$0
Other pooled investment vehicles	3	2,134,953,543	0	0
Other advisory accounts	13	2,488,413,465	0	0

David Merjan is responsible for the management of the International Equity Fund, the Institutional International Equity Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	2	163,550,754	0	0
Other advisory accounts	27	967,380,723	0	0

David S. Mitchell is responsible for the management of the Small Cap Value Fund, the Mid Cap Value Fund, the Small-Mid Cap Value Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	5	$294,262,300	0	$0
Other pooled investment vehicles	2	67,212,243	0	0
Other advisory accounts	6	198,006,186	0	0

David P. Ricci is responsible for the management of the Large Cap Growth Fund, the Mid Cap Growth Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	3	$1,719,414,988	3	$1,719,414,988
Other pooled investment vehicles	5	279,198,039	0	0
Other advisory accounts	28	1,487,648,228	0	0

Paul J. Sularz is responsible for the management of the Bond Fund, the Low Duration Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	1	14,234,913	0	0
Other advisory accounts	14	288,666,058	0	0

Jeffrey A. Urbina is responsible for the management of the Global Small Cap Growth Fund, the International Growth Fund, the Institutional International Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Small Cap Growth Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	1	$69,013,214	0	$0
Other pooled investment vehicles	7	2,651,821,411	0	0
Other advisory accounts	20	3,926,904,532	0	0

Christopher T. Vincent is responsible for the management of the Bond Fund, the Income Fund, the Low Duration Fund, the Ready Reserves Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	1	14,234,913	0	0
Other advisory accounts	30	631,804,547	0	0

Since the portfolio managers manage other accounts in addition to the Funds, conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of such other accounts on the other hand. However, the Advisor has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades. For more information on the policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades, see the section entitled “Brokerage and Fund Transactions” in this Statement of Additional Information.

The compensation of the Advisor’s portfolio managers is based on the firm’s mission: “to achieve success for its clients.” Messrs. Balkin, Brewer, Fennell, Flynn, Fording, Golan, Greig, Jostrand, Kilmer, Lanphier, Leslie, Litfin, McAtamney, McClone, Merjan, Mitchell, Ricci, Sularz, Urbina and Vincent are partners of the Advisor, and as of December 31, 2012, their compensation consists of a fixed base salary, a share of the firm’s profits and, in some instances, a discretionary bonus. Ms. Lynch and Mr. Hone, associates of the Advisor, each receive a fixed base salary and a discretionary bonus. The discretionary bonus as well as any potential changes to the partners’ ownership stakes is determined by the head of the Advisor’s Investment Management Department, subject to the approval of the Advisor’s Executive Committee and is based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the Advisor and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to the Advisor’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

The following table sets forth, for each portfolio manager, the dollar range of shares owned in each Fund that the portfolio manager manages as of December 31, 2012.

Portfolio Manager	Name of Fund	Dollar Range of Shares Owned
David C. Fording	Growth Fund	$100,001-$500,000
John F. Jostrand	Growth Fund	Over $1 Million
James S. Golan	Large Cap Growth Fund	$500,001-$1,000,000
David P. Ricci	Large Cap Growth Fund	Over $1 Million
Michael P. Balkin	Small Cap Growth Fund	Over $1 Million
Karl W. Brewer	Small Cap Growth Fund	$100,001-$500,000
Robert C. Lanphier IV	Mid Cap Growth Fund	$500,001-$1,000,000
David P. Ricci	Mid Cap Growth Fund	Over $1 Million
Karl W. Brewer	Small-Mid Cap Growth Fund	None
Robert C. Lanphier IV	Small-Mid Cap Growth Fund	$500,001-$1,000,000
Matthew A. Litfin	Small-Mid Cap Growth Fund	$500,001-$1,000,000
David C. Fording	Global Leaders Fund	$10,001 - $50,000
W. George Greig	Global Leaders Fund	Over $1 Million
Kenneth J. McAtamney	Global Leaders Fund	$500,001-$1,000,000
Karl W. Brewer	Global Small Cap Growth Fund[1]	None
Andrew G. Flynn	Global Small Cap Growth Fund[1]	None
Matthew A. Litfin	Global Small Cap Growth Fund[1]	None
Jeffrey A. Urbina	Global Small Cap Growth Fund[1]	None
Simon Fennell	International Growth Fund	None
W. George Greig	International Growth Fund	$100,001-$500,000
Jeffrey A. Urbina	International Growth Fund	$500,001 - $1,000,000
Simon Fennell	Institutional International Growth Fund	None
W. George Greig	Institutional International Growth Fund	None
Jeffrey A. Urbina	Institutional International Growth Fund	None
David Merjan	International Equity Fund	Over $1 Million
David Merjan	Institutional International Equity Fund	None
Kenneth J. McAtamney	International Leaders Fund	$100,001-$500,000
Simon Fennell	International Leaders Fund	None
W. George Greig	International Leaders Fund	Over $1 Million
Andrew G. Flynn	International Small Cap Growth Fund	$100,001 - $500,000
Jeffrey A. Urbina	International Small Cap Growth Fund	$100,001-$500,000
Todd M. McClone	Emerging Markets Growth Fund	$100,001-$500,000
Jeffrey A. Urbina	Emerging Markets Growth Fund	$100,001-$500,000
Todd M. McClone	Emerging Markets Leaders Fund	$50,001-$100,000
Jeffrey A. Urbina	Emerging Markets Leaders Fund	$500,001-$1,000,000
Todd M. McClone	Emerging Markets Small Cap Growth Fund	$100,001-$500,000
Jeffrey A. Urbina	Emerging Markets Small Cap Growth Fund	$100,001-$500,000
David F. Hone	Large Cap Value	$50,001-$100,000
Chad M. Kilmer	Small Cap Value Fund	$10,001-$50,000
Mark T. Leslie	Small Cap Value Fund	$100,001-$500,000
David S. Mitchell	Small Cap Value Fund	$500,001-$1,000,000
Chad M. Kilmer	Mid Cap Value Fund	None
Mark T. Leslie	Mid Cap Value Fund	$50,001-$100,000
David S. Mitchell	Mid Cap Value Fund	$100,001-$500,000
Chad M. Kilmer	Small-Mid Cap Value Fund	None
Mark T. Leslie	Small-Mid Cap Value Fund	$50,001-$100,000
David S. Mitchell	Small-Mid Cap Value Fund	$50,001-$100,000
Paul J. Sularz	Bond Fund	$0-$10,000
Christopher T. Vincent	Bond Fund	$100,001-$500,000
Christopher T. Vincent	Income Fund	None
Paul J. Sularz	Low Duration Fund	None
Christopher T. Vincent	Low Duration Fund	$10,001-$50,000
Kathleen M. Lynch	Ready Reserves Fund	$10,001-$50,000
Christopher T. Vincent	Ready Reserves Fund	$0-$10,000

1	The Global Small Cap Growth Fund commenced operations on April 10, 2013.

Distributor. Pursuant to separate Underwriting and Distribution Agreements, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606, also is the principal underwriter and distributor (“Distributor”) for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement may be terminated for a Fund at any time without penalty by the Fund or the Distributor. The Distribution Agreement may be terminated for a Fund by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of a Fund, as defined under the Investment Company Act of 1940 (“1940 Act”). The Distribution Agreement may not be amended to increase the fee to be paid by a Fund without approval by a majority of the outstanding voting securities of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement.

Each Fund (with the exception of the Institutional International Growth Fund, the Institutional International Equity Fund and the Ready Reserves Fund) has also adopted a plan under Rule 12b-1 (“Distribution Plan”) that provides for fees to compensate the Distributor for shareholder/distribution services for Class N shares. Because Rule 12b-1 fees are paid out of the assets of a Fund’s Class N shares on an ongoing basis, they will increase the cost of an investment in Class N shares and can cost more than other types of sales charges. For its services under the Distribution Plan, the Distributor receives a shareholder/distribution services fee from each Fund, payable monthly, at the annual rate of 0.25% of average daily net assets attributable to Class N shares, respectively, of each Fund except for Class N shares of the Bond Fund, the Income Fund and the Low Duration Fund. For the Class N shares of the Bond Fund, the Income Fund and the Low Duration Fund, the Distributor receives a shareholder/distribution services fee under the Distribution Plan, payable monthly, at the annual rate of 0.15%. As part of the Advisor’s agreement to waive fees and/or reimburse expenses for some Funds over certain amounts, the Distributor may waive a portion of the shareholder/distribution services fee of a Fund. During 2012, the Distributor received the following in shareholder/distribution services fees from the Funds:

	12b-1 Distribution Fee	Fee Waiver	Net 12b-1 Distribution Fee
Growth Fund	$520,653	—	$520,653
Large Cap Growth Fund	9,694	—	9,694
Small Cap Growth Fund	415,683	—	415,683
Mid Cap Growth Fund	102,543	—	102,543
Small-Mid Cap Growth Fund	114,250	—	114,250
Global Leaders Fund	11,790	—	11,790
Global Small Cap Growth Fund[1]	—	—	—
International Growth Fund	3,160,206	—	3,160,206
International Equity Fund	16,138	—	16,138
International Leaders Fund[2]	482	—	482
International Small Cap Growth Fund	37,627	—	37,627
Emerging Markets Growth Fund	44,164	—	44,164
Emerging Markets Leaders Fund	316	—	316
Emerging Markets Small Cap Growth Fund	5,363	—	5,363
Large Cap Value Fund	3,183	—	3,183
Small Cap Value Fund	107,020	—	107,020
Mid Cap Value Fund	179	—	179
Small-Mid Cap Value Fund	2,308	—	2,308
Bond Fund	36,461	—	36,461
Income Fund	84,632	—	84,632
Low Duration Fund	12,544	—	12,544

[1]	The Global Small Cap Growth Fund commenced operations on April 10, 2013.
[2]	August 16, 2012 (Commencement of Operations) to December 31, 2012.

The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan that reimburses only for expenses incurred. During 2012, the Distributor made the following payments from its fee to financial services firms who assist in distributing or promoting the sale of Fund shares:

Compensation to Financial Service Firms
Growth Fund	$493,878
Large Cap Growth Fund	8,908
Small Cap Growth Fund	384,987
Mid Cap Growth Fund	93,209
Small-Mid Cap Growth Fund	108,424
Global Leaders Fund	5,773
Global Small Cap Growth Fund[1]	—
International Growth Fund	3,031,608
International Equity Fund	13,447
International Leaders Fund[2]	—
International Small Cap Growth Fund	35,588
Emerging Markets Growth Fund	29,388
Emerging Markets Leaders Fund	217
Emerging Markets Small Cap Growth Fund	2,655
Large Cap Value Fund	139
Small Cap Value Fund	92,279
Mid Cap Value Fund	—
Small-Mid Cap Value Fund	26
Bond Fund	33,460
Income Fund	79,938
Low Duration Fund	1,769

[1]	The Global Small Cap Growth Fund commenced operations on April 10, 2013.
[2]	August 16, 2012 (Commencement of Operations) to December 31, 2012.

During 2012, the Distributor also paid other Fund distribution-related expenses, including advertising, printing and mailing prospectuses and overhead expenses.

From time to time, the Distributor and financial service firms it appoints may engage in activities that jointly promote the sales of shares of multiple Funds, the cost of which may not be readily identifiable or related to any one Fund. Generally, the distribution expenses attributed to such joint distribution activities will be allocated among each Fund on the basis of its respective net assets.

The Distribution Plan continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Plan. The Distribution Plan may be terminated for a Fund at any time without penalty by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Plan or by vote of a majority of the outstanding securities of Class N shares of a Fund. If the Distribution Plan is terminated in accordance with its terms for a Fund, the obligation of a Fund to make payments to the Distributor pursuant to the Distribution Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by the Distributor in excess of its fees under the Distribution Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Distribution Plan may or may not be sufficient to compensate the Distributor for its expenses incurred. The Distribution Plan may not be amended to increase the fee to be paid by a Fund with respect to its Class N shares without approval by a majority of the outstanding voting securities of Class N shares of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Plan.

The Board of Trustees considered various factors in making the determination that the Distribution Plan is reasonably likely to benefit the Funds and their respective shareholders, including: (1) the likelihood that the Distribution Plan would stimulate sales of shares of the Funds and assist in increasing the asset base of the Funds in the face of competition from a variety of financial products; (2) the potential advantages to shareholders of the Funds of growth of the asset base of the Funds, including greater liquidity, more investment flexibility and achievement of greater economies of scale; (3) the reasonableness of the fees to be paid under the Distribution Plan in view of the levels and types of services that the Distributor will provide; (4) the lack of reasonable alternative methods of distribution and payments therefore which would be equally effective; and (5) the fact that any increase in the asset value of the Funds would benefit the investment advisor of the Funds by increasing the fees payable to it.

The Trustees and officers of the Trust who are also partners or employees of the Advisor/Distributor as indicated under “Trustees and Officers,” as well as the Advisor/Distributor, have a direct or indirect financial interest in the Distribution Plan and related Distribution Agreement. None of the Trustees who are not interested persons of the Trust have any direct or indirect financial interest in the Distribution Plan and related Distribution Agreement.

The Advisor/Distributor is a limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership. The affairs of the Advisor/Distributor are controlled by the general partner of WBC Holdings, L.P., WBC GP, L.L.C., which in turn, is controlled by the Executive Committee. The Executive Committee is comprised of John R. Ettelson, Brent W. Gledhill, W. George Greig, Richard P. Kiphart, John C. Moore, Michelle R. Seitz and Arthur J. Simon.

Other Payments to Third Parties and Affiliates. In addition to 12b-1 fees, the Funds may reimburse the Advisor/Distributor for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. Such payments and reimbursements are made only on behalf of Class N and Class I shares of a Fund. The fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or $15 per sub-account maintained by the intermediary.

As described in the Prospectus, the Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments for the provision of the above noted services to intermediaries who otherwise sell shares of the Funds. Such payments are in addition to 12b-1 fees, shareholder administration fees and/or record keeping/sub-transfer agency fees paid by the Funds. Such payments are made only on behalf of Class N or Class I shares of a Fund.

The Distributor currently makes payments from its own assets in connection with the servicing, distribution and/or retention of Fund shares that generally range from 0.10% to 0.35% of the assets of the class serviced. These amounts are subject to change at the discretion of the Distributor.

As of May 1, 2013, the Distributor anticipates that the following firms will receive additional payments as described above:

ADP Ascensus	National Financial Services, Inc. (Fidelity)

Bank of Amercia Merrill Lynch	Nationwide Investment Services, Corp.

Bank of New York Mellon (Pershing)	Newport Group

Charles Schwab & Co.	New York Life

Great Western Financial Services, Inc.	Principal Financial Group

ING (CitiStreet)	Prudential Retirement Services

J.P. Morgan Retirement Plan Services	Raymond James

Key Bank National Association	Reliance

Lincoln Financial Services, inc.	T. Rowe Price Retirement Plan Services, Inc.

LPL Pension Advisors	TD Ameritrade

Mass Mutual	Vaguard Retirement Services

Mercer Consulting	Vanguard Group

Morgan Stanley Smith Barney	Wells Fargo Bank

The Distributor may enter into additional arrangements or change or discontinue existing arrangements with intermediaries at any time without notice.

In addition to the payments described above, the Distributor may make payments to be a named sponsor of investment conferences at which the Funds are marketed. Such payments will be from the Distributor’s own resources and will not result in any additional costs to the Funds or their shareholders.

Brokers at the Distributor, whose clients purchase shares of a Fund and hold those shares for a specified period of time receive from the Distributor (not the Fund) a one-time payment equal to 1% of the net asset value of the shares purchased.

The prospect of receiving, or the receipt of, additional compensation or promotional incentives described above by intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds over sales of shares of other mutual funds (or non-mutual fund investments) with respect to which the intermediary does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Funds receive to invest on behalf of an investor. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and discuss this matter with your investment dealer/intermediary.

Although the Funds may use an intermediary that sells shares of the Funds to its customers to effect portfolio transactions for the Funds, the Distributor does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute those transactions.

Shareholder Administration Agreements. Shareholder administration is provided to Class N and Class I shares of the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund and the Low Duration Fund under separate Shareholder Administration Agreements with William Blair. The Funds pay William Blair a shareholder administration fee, payable monthly, at an annual rate of 0.15% of average daily net assets attributable to Class N or Class I shares, as applicable, of the Funds.

William Blair may enter into related arrangements with various broker-dealer firms and other service firms (“firms”) that provide shareholder administration services and facilities for their customers or clients who are shareholders of the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund or the Low Duration Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing the administration services to their clients. Such administration services consist of the following: (a) aggregating and processing, or assisting in the aggregation and processing, of purchase and redemption orders, (b) processing, or assisting in processing, confirmations concerning investor orders to purchase, redeem and exchange Fund shares, (c) receiving and transmitting, or assisting in the receipt and transmission of, funds representing the purchase price or redemption proceeds of Fund shares, (d) processing dividend payments on behalf of investors, (e) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses for beneficial owners, (f) receiving, tabulating and transmitting proxies executed by investors and (g) performing other related services that do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-l under the 1940 Act or “personal and account maintenance services” within the meaning of the Financial Industry Regulatory Authority (“FINRA”) Conduct Rules. William Blair also may provide some of the above shareholder administration services and retain any portion of the fee under the Shareholder Administration Agreements not paid to firms.

Service Agreement. The Ready Reserves Fund has entered into a Service Agreement with the Advisor under which the Advisor agrees to provide certain support services to shareholders, including shareholder services and automatic sweep services, for a fee of 0.35% of the Fund’s average net assets attributable to Class N shares. The Board of Trustees has determined that the amount payable for “service fees” (as defined by FINRA) does not exceed 0.25% of the average daily net assets attributable to the Class N shares of the Ready Reserves Fund.

Code of Ethics. The Trust and the Advisor/Distributor have adopted a joint Code of Ethics (the “Code of Ethics”) in accordance with Rule 17j-1 under the 1940 Act. The Code of Ethics allows access persons to purchase and sell securities for their own accounts, subject to industry standard reporting requirements and trading restrictions. The Code of Ethics requires that such persons, among other things, pre-clear their securities transactions, with certain limited exceptions. The Code of Ethics also bans investment personnel from acquiring any securities in an initial public offering. The Code of Ethics prohibits all persons subject to the Code of Ethics from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by a Fund. Finally, the Code of Ethics prohibits members of a portfolio management team from trading a security within seven calendar days prior to a Fund or an account managed by that portfolio management team trading in that same security. The foregoing description is qualified in its entirety by the Code of Ethics, a copy of which has been filed with the Securities and Exchange Commission (“SEC”).

Proxy Voting Policy. The Board of Trustees of the Trust has delegated proxy voting authority to the Advisor, who has agreed to vote the Funds’ proxies according to the Advisor’s proxy voting policies and procedures. The Advisor’s Proxy Voting Policy Statement and Procedures (the “Proxy Voting Policy”) provide that the Advisor will vote proxies solely in the best interest of its clients, including the Trust, in their capacity as shareholders of a company. The Proxy Voting Policy addresses, among other things, conflicts of interest that may arise between the interests of the Advisor and its affiliates and the interests of the Trust and sets forth the Advisor’s procedures for voting proxies.

The Advisor’s Domestic Proxy Voting Guidelines and International Proxy Voting Guidelines (the “Guidelines”) set forth the Advisor’s general position on frequent proxy proposals, such as routine matters, shareholder rights, anti-takeover matters, proxy contests, capital structure, executive and director compensation and social and environmental issues. To the extent a particular proposal is not covered by the Guidelines or the Guidelines provide for voting on a “case-by-case” basis, the Advisor’s proxy administrator will consult the Advisor’s Proxy Policy Committee, which will review the issues and vote proxies based on information from the company, the Advisor’s internal analysis and third party research services. Although the Guidelines set forth the Advisor’s general position on various proposals, the Advisor may determine under some circumstances to vote contrary to those positions. The Advisor will report any such contrary votes to the Trust’s Board of Trustees.

As indicated above, the Proxy Voting Policy describes the way in which the Advisor will address potential conflicts of interest. If any of the potential conflicts that the Advisor has identified in the Proxy Voting Policy arise with respect to a matter, the Proxy Policy Committee will vote all such proxies in accordance with the Guidelines, unless the Guidelines have no recommendation or provide for a vote on a “case-by-case” basis. In such case, the Proxy Policy Committee will vote consistent with the voting recommendation provided by Institutional Shareholder Services, an independent third party research provider.

In international markets where share blocking applies, the Advisor typically will not vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes in order to vote proxies. Share blocking typically takes place between one and twenty days before a shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, there is the potential for a pending trade to fail if trade settlement falls on a date during the blocking period or a Fund would not be able to sell a security if the portfolio manager believed it advisable if share blocking were in effect.

Information about how the Funds voted proxies during the most recent 12-month period ended June 30 can be obtained by visiting the Trust’s website at www.williamblairfunds.com or by visiting the SEC’s website at www.sec.gov.

Trustees and Officers. The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each officer and trustee is 222 West Adams Street, Chicago, Illinois 60606.

Interested Trustees

Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

Michelle R. Seitz, 1965*	Chairman of the Board of Trustees and President	Trustee since 2002; Chairman since 2010 and President since 2007	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008); Member, WBC GP L.L.P. (since November 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	26	Chairman, William Blair SICAV; Director, William Blair CLS Ltd.; Director, William Blair MAS Ltd.; Financial Accounting Foundation (FAF)

Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President since 2008	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008); Director, William Blair International Ltd. (U.K.) (since 2012)	26	Director, William Blair SICAV; Director, William Blair CLS Ltd.; Director, William Blair MAS Ltd.

*	Ms. Seitz and Mr. Smirl are interested persons of the Trust because they are partners of William Blair & Company, L.L.C., the Trust’s investment advisor and principal underwriter.

Non-Interested Trustees

Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

Vann A. Avedisian, 1964	Trustee	Since 2012	Principal, Highgate Holdings (hotel investments) since 2009; formerly co-founder and Managing Director, Oxford Capital Partners Inc., 1994 to 2006	26	Potbelly Sandwich Works, LLC

Kathleen T. Barr, 1955	Trustee	Since 2013	President, Productive Capital Management, Inc. (registered investment adviser to public entities) since 2010; Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) since 2010; formerly, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) from 2004 to 2010; formerly, Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) from 2003 to 2010.	26	AmericaFirst Quantitative Funds (4 portfolios)

Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President, Strong Mutual Funds, 2004 to 2005; formerly, Partner, KPMG LLP	26	The Hartford Group of Mutual Funds (88 portfolios); Symetra Mutual Funds Trust (variable annuity funds) (3 portfolios)

Donald J. Reaves, 1946[2]	Trustee	Since 2004	Chancellor of Winston-Salem State University since 2007; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago, 2002 to 2007	26	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly Director, Applied Investment Management Program, University of Arizona Department of Finance; prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc. (marketing communications and advertising firm)	26	Center for Furniture Craftsmanship (not-for-profit); Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer (2005 to 2013); Beverly Enterprises, Inc., provider of elder care and rehabilitative services (2002 to 2006)

Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies; Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; prior to 2005, Managing Partner of various divisions at Accenture	26	Mutual Trust Financial Group, provider of insurance and investment products; Board Member, First MetLife Insurance Company, NY chartered company for Metropolitan Life Insurance; Clayton Holdings, Inc., provider of information-based analytics, consulting and outsourced services to various financial institutions and investors (2007 to 2008)

(1)

Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Non-Interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Trust’s fiscal year that occurs after the earlier of (a) the Non-Interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the Non-Interested Trustee was first elected or appointed as a member of the Board of Trustees.

(2)	In his former role as chief financial officer at the University of Chicago, Mr. Reaves had a working relationship with E. David Coolidge III, Vice Chairman of the Advisor who is also a trustee of the University of Chicago.

Officers

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]

Michael P. Balkin, 1959	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2008-2009); former Partner, Magnetar Capital (2005-2008)

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair & Company, L.L.C. (since 2013 prior thereto, Associate, William Blair & Company, L.L.C (2011-2013); Goldman Sachs (1997-2011)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]

David C. Fording, 1967	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2006-2009)

Andrew G. Flynn, 1961	Senior Vice President	Since 2013	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2005-2009)

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.

W. George Greig, 1952	Senior Vice President	Since 1996	Partner, William Blair & Company, L.L.C.

Michael A. Jancosek, 1959	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.

John F. Jostrand, 1954	Senior Vice President	Since 1999	Partner, William Blair & Company, L.L.C.

Chad M. Kilmer, 1975	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C. (since 2011); prior thereto, Associate, William Blair & Company, L.L.C. (2006-2011)

Robert C. Lanphier IV, 1956	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.

Mark T. Leslie, 1967	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate, William Blair & Company, L.L.C. (2005 – 2008)

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate, William Blair & Company, L.L.C. (2005-2008)

Todd M. McClone, 1968	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.

David Merjan, 1960	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

David S. Mitchell, 1960	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C.

Brian D. Singer, 1960	Senior Vice President	Since 2011	Partner, William Blair & Company, L.L.C. (since 2012); prior thereto, Associate, William Blair & Company, L.L.C. (2011-2012); Managing Partner, Singer Partners, LLC (2009-2011); UBS Global Asset Management (Americas) Inc. (2003-2007).

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]

Paul J. Sularz, 1967	Senior Vice President	Since 2009	Partner, William Blair & Company, L.L.C.(since 2012); prior thereto, Associate, William Blair & Company, L.L.C. (2006-2012);

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Partner, William Blair & Company, L.L.C.

Christopher T. Vincent, 1956	Senior Vice President	Since 2002	Partner, William Blair & Company, L.L.C.

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.

David F. Hone, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager — Large Cap Value, Deutsche Asset Management (2002-2010)

John Abunassar, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2009-2011); prior thereto, President and CEO of Allegiant Asset Management (2004-2009)

Peter Carl, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager, Guidance Capital LLC (2006-2011)

D. Trowbridge Elliman III, 1957	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)

Jason Moede, 1971	Vice President	Since 2013	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, TradeLink, LLC (2008-2011)

Christopher Walvoord, 1966	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2002-2011)

Brian Ziv, 1957	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)

Edwin Denson, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2001-2009)

Thomas Clarke, 1968	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2000-2009)

Colette M. Garavalia, 1961	Treasurer	Since 2000	Associate, William Blair & Company, L.L.C.

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C. (since 2008), prior thereto, Associate, Bell, Boyd & Lloyd, LLP (2006-2008)

John Raczek, 1970	Assistant Treasurer	Since 2010	Associate William Blair & Company, L.L.C. (since 2009); prior thereto, Manager, Calamos Investments (2003-2009)

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate Counsel and Chief Compliance Officer, Calamos Investments (2006-2008)

(1)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.
(2)	In November 2008, all current partners of William Blair & Company, L.L.C. became limited partners of WBC Holdings, L.P.

Board of Trustees. The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. The Trust’s day to day operations are managed by the Advisor and other service providers who have been approved by the Board. The Board is currently comprised of seven trustees, five of whom are classified under the 1940 Act as “non-interested” persons of the Trust (“Independent Trustees”) and two of whom are classified as interested persons of the Trust (“Interested Trustees”). In light of the general characteristics of the Trust, including the number of Funds, the nature of the Funds’ investments and the historical relationship between the Trust and the Advisor, the Board has developed a governance structure that encourages all Trustees to participate equally in Trust governance. The Board believes that the governance structure fosters the type of meaningful dialogue between the Advisor and the Independent Trustees that results in an appropriate balance of cooperation with and oversight of the Advisor. The Board has elected Michelle Seitz, an Interested Trustee, to serve as Chairman of the Board and because of the Board’s governance structure, no Independent Trustee has been designated as a lead independent trustee.

Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board has established two standing committees, the Audit Committee and the Nominating and Governance Committee, each comprised entirely of the Independent Trustees, to which it has delegated certain responsibilities as described below. The Board and its committees meet periodically throughout the year to oversee the Trust’s activities, including reviewing at one or more meetings, the Trust’s arrangements with the Advisor and other service providers, the operation of the Trust’s investment policies, compliance and regulatory matters and the Funds’ investment performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust directly and through its committees. The Board reviews the investment performance of the Funds with the Advisor, including meeting regularly with the portfolio managers, at each of its regularly scheduled quarterly Board meetings. In addition, the Board must approve any material changes to a Fund’s investment policies or restrictions. With respect to compliance matters, the Trust’s Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act, a quarterly report to the Board regarding the operation of the Trust’s compliance policies and procedures, including any material compliance issues that arose during the quarter, and meets in executive session with the Audit Committee at its quarterly meetings. With respect to valuation, the Board and its Valuation Committee oversee a pricing committee comprised of Fund officers and Advisor personnel and the Board has approved Valuation Procedures, including fair valuation procedures, applicable to valuing the Fund’s securities, which the Board reviews at least annually. The Audit Committee is responsible for monitoring the Trust’s accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors and the Audit Committee reports its activities to the Board on a regular basis. The Nominating and Governance Committee is primarily responsible for the selection of individuals who would qualify to serve as independent trustees and the nomination of trustees for Board membership and for overseeing the administration of the Trust’s Governance Guidelines and Procedures and the Nominating and Governance Committee reports its activities to the Board on a regular basis.

The members of the Audit Committee, all of whom are independent trustees, include Messrs. Peterson (Chairman), Avedisian, Reaves, Seeley and Skelly and Ms. Barr. The Audit Committee held five meetings in 2012.

The members of the Nominating and Governance Committee, all of whom are independent trustees, include Messrs. Reaves (Chairman), Avedisian, Peterson, Seeley and Skelly and Ms. Barr. Pursuant to the Trust’s Governance Guidelines and Procedures, shareholders may submit suggestions for Board candidates by sending a resume of a candidate to the Secretary of the Trust for the attention of the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee held seven meetings in 2012.

The members of the Valuation Committee include Mr. Smirl (interested trustee) and Mr. Skelly (independent trustee). The other independent trustees are designated as alternate members in the event that Mr. Skelly is unavailable. The Valuation Committee held one meeting in 2012.

To facilitate shareholder communications with the Board (or with any individual Trustee), shareholders are instructed to forward correspondence (including suggestions for Independent Trustee candidates) by U.S. mail or other courier service to the Secretary of the Trust, 222 West Adams Street, Chicago, Illinois 60606. Correspondence addressed to the Board will be forwarded to the Chairperson of the Nominating and Governance Committee and correspondence addressed to a specific Trustee will be forwarded to that Trustee.

Trustee Qualifications. The following is a brief discussion of the experiences and qualifications that led to the conclusion, as of the date of this SAI, that each current Board member should serve as a Trustee. Generally, the professional, business and educational experience of each Trustee was considered in determining his or her qualifications to serve as a Trustee of the Trust. Each Trustee’s previous record of service, as applicable, as a Trustee or officer of the Trust was considered and served to demonstrate his or her understanding of and commitment to the Trust. With respect to each Trustee, the Board considered, among other factors, the following experiences and qualifications:

The Board considered Vann A. Avedisian’s professional experience serving in various executive positions with companies in the real estate industry, including co-founding and serving as a Managing Director of Oxford Capital Partners, Inc. and, currently, directing the capital market activities of Highgate Holdings, where he is a Principal. The Board considered the executive, financial, operations and risk management experience that Mr. Avedisian gained over the course of his career. The Board also considered Mr. Avedisian’s experience serving as a director of various private organizations, including service as the compensation committee chair of a large privately-owned business.

The Board considered Kathleen T. Barr’s professional experience serving in various executive positions in the financial services industry, including serving as Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) and as Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds). The Board considered the executive, compliance, investment product, administrative, operations and risk management experience that Ms. Barr gained over the course of her career. The Board also considered Ms. Barr’s experience serving on the board of another mutual fund group.

The Board considered Phillip O. Peterson’s professional training and experience as a certified public accountant and auditor, including his experience as a partner of KPMG overseeing a large group of audit, tax and consulting personnel providing professional services to mutual fund and investment management clients. The Board considered the executive, financial, audit and investment experience that Mr. Peterson gained over the course of his career. The Board also considered Mr. Peterson’s contributions to various published guides addressing generally accepted auditing standards and accounting principles for mutual fund companies. Further, the Board considered Mr. Peterson’s experience serving on the boards of other mutual fund complexes.

The Board considered Donald J. Reaves’ professional experience serving in various executive positions at major U.S. universities, including Chief Financial Officer at the University of Chicago and Brown University, and currently, as Chancellor of Winston-Salem State University. The Board considered the executive, financial, audit, investment and risk management experience that Mr. Reaves gained over the course of his career. The Board also considered Mr. Reaves’ experience serving as a director or trustee of various public and private organizations, including serving in multiple leadership positions on the board of such organizations.

The Board considered Donald L. Seeley’s professional experience serving as treasurer or chief financial officer of several public companies, including most recently as Chief Financial Officer of True North Communications, Inc. The Board also considered Mr. Seeley’s experience teaching a graduate portfolio management course at the University of Arizona. The Board considered the executive, financial, audit and investment experience that Mr. Seeley gained over the course of his career. The Board also considered Mr. Seeley’s experience serving as a director or trustee of various public and private organizations, including service as the audit committee chair of four public companies in recent years.

The Board considered Thomas J. Skelly’s professional experience serving in various executive positions at Accenture, including his experience as the managing partner of Accenture’s U.S. operations and as the chairman of the Accenture Pension Fund. The Board considered the executive, operations, information technology, financial and investment experience that Mr. Skelly gained over the course of his career. The Board also considered Mr. Skelly’s experience serving as a director or trustee of a public company and various private organizations. Further, the Board considered Mr. Skelly’s service on various advisory boards for private and public companies.

The Board considered Michelle R. Seitz’s professional experience in the financial services industry, including as a Partner of William Blair & Company, L.L.C. where she serves as the head of William Blair’s Investment Management division. The Board considered the executive, investment and financial experience that Ms. Seitz gained over the course of her career. The Board also considered that because of Ms. Seitz’s positions with William Blair, she is involved in the day-to-day management of the Advisor and the Trust.

The Board considered Richard W. Smirl’s professional training and experience as an attorney and his executive and operational experience gained as a Partner of William Blair & Company, L.L.C., including serving as Chief Operating Officer for William Blair’s Investment Management division. The Board considered the executive, legal, and operational experience that Mr. Smirl gained over the course of his career. The Board considered that because of Mr. Smirl’s positions with William Blair, he is involved in the day-to-day management of the Advisor and the Trust. The Board also noted that Mr. Smirl served as the Chief Compliance Officer for the Trust from 2004 to 2009.

References to the experience and qualifications of the Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Trustee Compensation. Trustees who are not affiliated with the Advisor receive an annual retainer of $40,000 plus $5,000 for each meeting attended in person plus expenses, $2,000 for each meeting by telephone and $5,000 for committee meetings held on a different day from a board meeting (except for meetings of the Valuation Committee for which the trustees receive no additional compensation). Chairmen of the Audit Committee and Nominating and Governance Committee each receive an additional retainer of $4,000 for serving in such positions. The independent trustees receive one-half of the annual retainer in cash and the other half is invested in Fund shares as directed by the independent trustees. The trustees and officers affiliated with the Advisor receive no compensation from the Trust.

The following table sets forth the compensation earned from the Funds and the Trust for the fiscal year ended December 31, 2012 by the independent trustees:

Trustee	Aggregate Compensation from the Funds		Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Trust
Vann A. Avedisian(1)	$60,000		$0	$0	$60,000
Kathleen T. Barr(2)	$0		$0	$0	$0
Phillip O. Peterson	$90,000		$0	$0	$90,000
Donald J. Reaves	$88,000		$0	$0	$88,000
Donald L. Seeley	$86,000		$0	$0	$86,000
Thomas J. Skelly	$86,000		$0	$0	$86,000

Total Trustee Compensation	$534,000	(3)	$0	$0	$534,000	(3)

(1)	Mr. Avedisian was elected to the Board of Trustees effective August 2, 2012.
(2)	Ms. Barr was elected to the Board of Trustees effective May 7, 2013.
(3)	Includes $50,000 in compensation paid in 2012 to an independent trustee who retired February 22, 2012 and $74,000 in compensation paid in 2012 to an independent trustee who resigned October 23, 2012.

Trustees’ and Officers’ Holdings of Fund Shares. The following table sets forth, for each trustee, the dollar range of shares owned in each Fund as of December 31, 2012, as well as the aggregate dollar range of shares owned in the Trust as of the same date.

Name of Trustee and Dollar Range of Fund Shares Owned
	Interested Trustees				Non-Interested Trustees
Name of Fund	Michelle R. Seitz		Richard W. Smirl		Vann A. Avedisian		Kathleen T. Barr(1)	Phillip O. Peterson		Donald J. Reaves		Donald L. Seeley		Thomas J. Skelly

Growth Fund	$	Over 100,000	$ $	10,001- 50,000		None	None	$	Over 100,000		None	$ $	10,001- 50,000		None

Large Cap Growth Fund		None	$ $	10,001- 50,000		None	None		None		None	$ $	10,001- 50,000	$ $	10,001- 50,000

Small Cap Growth Fund	$	Over 100,000	$ $	10,001- 50,000		None	None		None	$ $	10,001- 50,000	$ $	10,001- 50,000		None

Mid Cap Growth Fund	$	Over 100,000	$ $	50,001- 100,000		None	None		None		None		None	$ $	50,001- 100,000

Small-Mid Cap Growth Fund	$	Over 100,000	$ $	10,001- 50,000		None	None		None		None	$ $	10,001- 50,000		None

Global Leaders Fund	$	Over 100,000	$	Over 100,000	$ $	10,001- 50,000	None		None		None	$	Over 100,000	$ $	10,001- 50,000

Global Small Cap Growth Fund(2)		None		None		None	None		None		None		None		None

International Growth Fund	$	Over 100,000	$	Over 100,000		None	None	$ $	50,001- 100,000		None		None	$ $	10,001- 50,000

Institutional International Growth Fund		None		None		None	None		None		None		None		None

International Equity Fund		None		None		None	None		None		None	$ $	10,001- 50,000	$ $	1- 10,000

Institutional International Equity Fund		None		None		None	None		None		None		None		None

International Leaders Fund	$	Over 100,000	$ $	10,001- 50,000		None	None		None		None		None		None

International Small Cap Growth Fund	$	Over 100,000	$	Over 100,000		None	None		None		None	$ $	10,001- 50,000		None

Emerging Markets Growth Fund	$	Over 100,000	$ $	10,001- 50,000		None	None		None		None	$ $	10,001- 50,000	$ $	10,001- 50,000

Emerging Markets Leaders Fund		None	$ $	10,001- 50,000		None	None		None		None	$ $	10,001- 50,000		None
Emerging Markets Small Cap Growth		None	$ $	10,001- 50,000		None	None		None		None	$ $	50,001- 100,000		None
Large Cap Value	$ $	50,001- 100,000	$ $	10,001- 50,000		None	None	$ $	10,001- 50,000		None	$ $	1- 10,000	$ $	10,001- 50,000

Small Cap Value Fund	$	Over 100,000	$ $	10,001- 50,000		None	None		None		None	$ $	10,001- 50,000	$ $	50,001- 100,000

Mid Cap Value Fund		None	$ $	10,000- 50,000		None	None		None		None	$ $	1- 10,000		None

Small-Mid Cap Value	$	Over 100,000	$ $	10,001- 50,000		None	None		None		None		None		None

Bond Fund	$	Over 100,000	$ $	10,001- 50,000		None	None		None	$	Over 100,000		None	$ $	50,001- 100,000

Income Fund		None	$ $	10,001- 50,000		None	None		None	$	Over 100,000	$ $	10,001- 50,000	$ $	1- 10,000

Low Duration Fund	$	Over 100,000	$ $	10,001- 50,000		None	None		None		None	$ $	1- 10,000	$	Over 100,000

Ready Reserves Fund	$	Over 100,000	$	Over 100,000	$	Over 100,000	None		None	$ $	1- 10,000	$ $	50,001- 100,000		None

Aggregate Dollar Range of Trust Shares Owned	$	Over 100,000	$	Over 100,000	$	Over 100,000	None	$	Over 100,000	$	Over 100,000	$	Over 100,000	$	Over 100,000

(1)	Ms. Barr was elected to the Board of Trustees effective May 7, 2013.
(2)	The Global Small Cap Growth Fund commenced operations on April 10, 2013.

As of December 31, 2012, the Trustees and officers, as a group, owned (or held or shared investment or voting power with respect to) more than 1% of the outstanding shares of each Fund listed in the table below. For all other Funds, the Trustees and officers, as a group, owned less than 1% of the Fund’s outstanding shares.

	Class N		Class I
Fund	Number of Shares	Percent of Shares	Number of Shares	Percent of Shares
Growth	14,205	0.07%	551,173	1.48%
Large Cap Growth	3,024	0.58%	234,442	8.09%
Small Cap Growth	1,436	0.03%	181,640	1.68%
Global Leaders	24,194	4.40%	622,605	12.89%
International Equity	1,928	0.41%	138,149	2.61%
International Leaders	—	0.00%	234,944	58.58%
Emerging Markets Growth	5,066	0.41%	150,541	1.40%
Emerging Markets Leaders	—	0.00%	106,302	3.81%
Emerging Markets Small Cap Growth	5,298	2.28%	73,439	10.89%
Large Cap Value	7,729	6.30%	26,054	12.39%
Small Cap Value	7,650	0.27%	228,896	1.62%
Mid Cap Value	473	6.80%	128,988	36.21%
Small-Mid Cap Value	—	0.00%	25,128	19.68%
Bond Fund	17,472	0.60%	97,352	0.63%
Low Duration Fund	20,022	1.75%	398,474	2.49%
Ready Reserves	17,542,498	1.16%	N/A	—

As of December 31, 2012 the William Blair Profit Sharing Plan held for the benefit of partners and employees, as a group, owned:

	Class I
	Number of Shares	Percent of Class
Growth Fund	944,061	2.54%
Large Cap Growth Fund	79,344	2.74%
Small Cap Growth Fund	130,551	1.21%

Trustees’ Holdings in Certain Affiliates of the Advisor. In addition to investing in the various Funds of the Trust, independent trustees may invest in limited partnerships that are managed by the Advisor or an affiliate of the Advisor. The independent trustees may also from time to time, invest in third party investment ventures in which affiliates and employees of the Advisor also invest. In addition, Messrs. Avedisian, Seeley and Skelly employ the Advisor to manage assets that they control.

Principal Shareholders. The following table provides certain information at April 12, 2013 with respect to persons known to the Trust to be record holders of 5% or more of a class of shares of the following Funds. Shareholders who have the power to vote a large percentage of shares (at least 25%) of a Fund can control a Fund and could determine the outcome of a shareholders’ meeting.

Name and Address of Record Owner	Percent of Class’ Outstanding Common Stock
Growth Fund Class I
CHARLES SCHWAB & CO INC	19.23%
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-1905

BOARD OF TRUSTEES FOR THE	18.10%
ELEVATORS CONSTRUCTORS
ANNUITY & 401K RET PL
19 CAMPUS BLVD STE 200
NEWTOWN SQ PA 19073-3239

STATE STREET BANK & TRUST COMPANY	9.46%
BAYLOR HEALTH CARE SYSTEM
RETIREMENT SAVINGS PLAN
2 AVENUE DE LAFAYETTE # LLC3
BOSTON MA 02111-1712

COMMERCIAL PROPERTIES	6.55%
C/O WEST COAST TR CO
PO BOX 1012
SALEM OR 97308-1012

Growth Fund Class N
NFSC	28.30%
FBO OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-0003

TAYNIK & CO.	20.86%
C/O STATE STREET BANK
200 CLARENDON STREET,
BOSTON MA 02116-5097

MASSACHUSETTS MUTUAL LIFE	20.53%
INSURANCE COMPANY
ATTN RS FUND OPERATIONS
1295 STATE ST # C105
SPRINGFIELD MA 01111-0001

CHARLES SCHWAB & CO INC	16.18%
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-1905

Large Cap Growth Fund Class I
CHARLES SCHWAB & CO INC	57.57%
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-4151

Large Cap Growth Fund Class N
CHARLES SCHWAB & CO INC	67.23%
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NFSC	21.56%
FBO OUR CUSTOMERS
200 LIBERTY STREET
ONE FINANCIAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL.
NEW YORK NY 10281-0003

Name and Address of Record Owner	Percent of Fund’s Outstanding Common Stock
SMALL CAP GROWTH FUND CLASS I
FIRST CLEARING LLC	35.85%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST. LOUIS MO 63103-2523

CHARLES SCHWAB & CO INC	12.79%
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NFSC	8.52%
FEBO OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-0003

SMALL CAP GROWTH FUND CLASS N
NFSC	35.10%
FBO OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-0003

CHARLES SCHWAB & CO INC	32.85%
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-4151

Name and Address of Record Owner	Percent of Fund’s Outstanding Common Stock
MID CAP GROWTH FUND CLASS I
STATE STREET BANK & TRUST CO	25.04%
PROGRESS ENERGY 401K SAVINGS AND
STOCK OWNERSHIP TRUST
1200 CROWN COLONY DR
QUINCY MA 02169-0938

CHARLES SCHWAB & CO INC	19.04%
SPECIAL CUSTODY ACCOUNT
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-4151

PERSHING LLC	9.14%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

NFS LLC FEBO	8.52%
FIIOC AS AGENT FOR
QUALIFIED EMPLOYEE BENEFIT
PLANS (401K) FINOPS-IC FUNDS
100 MAGELLAN WAY KW1C
COVINGTON KY 41015-1987

THE VANGUARD FIDUCIARY TRUST	7.12%
WILLIAM BLAIR MID CAP GROWTH FUND
P O BOX 2600
VALLEY FORGE PA 19482-2600

MID CAP GROWTH FUND CLASS N
CHARLES SCHWAB & CO INC	23.58%
SPECIAL CUSTODY ACCOUNT
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-4151

NFSC	18.71%
FBO OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-0003

PERSHING LLC	16.23%
1 PERSHING PLAZA
JERSEY CITY NJ 07399-0001

DCGT AS TTEE AND/OR CUST	7.32%
FBO PRINCIPAL FINANCIAL GROUP
QUALIFIED FIA OMNIBUS
711 HIGH STREET
DES MOINES IA 50392-0001

TD AMERITRADE INC. FOR THE	5.76%
EXCLUSIVE BENEFIT OF OUR CLIENTS
P.O. BOX 2226
OMAHA NE 68103-2226

SMALL-MID CAP GROWTH FUND CLASS I
NFSC	23.98%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-0003

CHARLES SCHWAB & CO INC	18.37%
ATTN MUTUAL FUNDS DEPT
211 MAIN STREET
SAN FRANCISCO CA 94105-1905

T ROWE PRICE RETIREMENT PLAN	10.42%
SERVICES INC
FBO RET PLAN CLIENTS
4515 PAINTERS MILL RD
OWINGS MILLS MD 2117-4903

MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	10.16%
ATTN FUND ADMINISTRATION 98030
4800 DEER LAKE DRIVE EAST 2ND FL
JACKSONVILLE, FL 32246-6484

SMALL-MID CAP GROWTH FUND CLASS N
PERSHING LLC	29.27%
1 PERSHING PLAZA
JERSEY CITY, N.J. 07399-001

WELLS FARGO BANK NA TTEE	26.57%
FBO:STATE OF ALABAMA DCP 457
C/O FASCORE LLC
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002

CHARLES SCHWAB & CO INC	14.38%
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NATIONAL FINANCIAL SVCS CORP	12.01%
FOR EXCLUSIVE BENEFIT OF OUR
CUSTOMERS
RUSS LENNON
200 LIBERTY STREET
NEW YORK NY 10281-1003

Name and Address of Record Owner	Percent of Fund’s Outstanding Common Stock
GLOBAL LEADERS FUND CLASS I
CHARLES SCHWAB & CO INC	55.24%
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NFSC FEBO OUR CUSTOMERS	10.33%
200 LIBERTY STREET
ONE WORLD FINANICAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-0003

GLOBAL LEADERS FUND CLASS N
NFSC FEBO OUR CUSTOMERS	35.14%
200 LIBERTY STREET
499 WASHINGTON BLVD
JERSEY CITY, NJ 07310-2010

CHARLES SCHWAB & CO INC	13.64%
ATTN MUTUAL FUNDS DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA 94105-4151

PERSHING LLC	8.02%
1 PERSHING PLAZA
JERSEY CITY, NJ 07399-0001

GLOBAL LEADERS FUND - INSTITUTIONAL CLASS
US BANK NA	43.97%
FBO MERITER PEN –WM BLAIR
GLOBAL GR MT
PO BOX 1787
MILWAUKEE WI 53201-1787

C/O M&T BANK ID 337	29.70%
SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456-9989

IUOE LOCAL 30 PENSION FUND	26.33%
11506 MYRTLE AVE
RICHMOND HILL NY 11418-1717

GLOBAL SMALL CAP GROWTH FUND CLASS I

WELLSFARGO BANK NA FBO	31.43%
STEELE ANNE R TRUST CUSTODY
P O BOX 1533
MINNEAPOLIS MN 55480-1533

WELLSFARGO BANK NA FBO	31.43%
OLDEN ELIZABETH S LIV TR CUST
P O BOX 1533
MINNEAPOLIS MN 55480-1533

WILLIAM BLAIR & CO LLC	21.26%
MATTHEW ALLEN LITFIN
222 W. ADAMS STREET
CHICAGO IL 60606-5237

WELLSFARGO BANK NA FBO	15.72%
STEELE PATRICIA G TRUST CUSTODY
P O BOX 1533
MINNEAPOLIS MN 55480-1533

INTERNATIONAL GROWTH FUND CLASS I
CHARLES SCHWAB & CO INC	26.10%
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NFSC FEBO OUR CUSTOMERS	15.87%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-0003

FIRST CLEARING LLC	8.85%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST. LOUIS MO 63103-2523

MORGAN STANLEY SMITH BARNEY	6.51%
HARBORSIDE FINANCIAL CENTER
PLAZA 2, 3RD FLOOR
JERSEY CITY NJ 07311

INTERNATIONAL GROWTH FUND CLASS N
NFSC FBO OUR CUSTOMERS	35.33%
200 LIBERTY ST
ONE WORLD FINANCIAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-0003

CHARLES SCHWAB & CO INC	28.94%
SPECIAL CUSTODY ACCOUNT
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-1905

MORGAN STANLEY SMITH BARNEY	14.37%
HARBORSIDE FINANCIAL CENTER
PLAZA 2, 3RD FLOOR
JERSEY CITY NJ 07311

THE VANGUARD FIDUCIARY TRUST	7.58%
WILLIAM BLAIR INTERNATIONAL GROWTH FUND
P. O BOX 2600
VALLEY FORGE PA 19482-2600

Name and Address of Record Owner	Percent of Fund’s Outstanding Common Stock
INSTITUTIONAL INTERNATIONAL GROWTH FUND
NFSC	10.66%
FEBO OUR CUSTOMERS
200 LIBERTY STREET 1 WORLD FIN CTR
ONE WORLD FINANCIAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-1003

CHARLES SCHWAB & CO INC	9.83%
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NORTHERN TRUST CO CUSTODIAN	6.59%
FBO BANNER HEALTH
PO BOX 92956
CHICAGO IL 60675-0001

PRUDENTIAL BANK & TRUST	6.37%
FSB TTEE NEW YORK
METRO TRANSIT AUTHORITY
280 TRUMBULL ST.
ONE COMMERCIAL PLAZA
HARTFORD CT 06103-3509

WELLS FARGO BANK NA FBO	5.79%
OMNIBUS ACCOUNT REINV
P O BOX 1533
MINNEAPOLIS MN 55480-1533

INTERNATIONAL EQUITY FUND CLASS I
MAC & CO	54.59%
ATTN MUTUAL FUND OPS
P O BOX 3198 525 WILLIAM PENN PLACE
PITTSBURGH PA 15230-3198

NATIONAL FINANCIAL SVCS CORP	12.32%
FOR EXCLUSIVE BENEFIT OF OUR
CUSTOMERS
RUSS LENNON
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010

KEYBANK NA	6.19%
FBO LUBRIZOL FDN-WM BLAIR INTL EQTY
P.O. BOX 94871
CLEVELAND OH 44101-4871

INTERNATIONAL EQUITY FUND CLASS N
CHARLES SCHWAB & CO INC	34.47%
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NFSC	26.36%
FEBO OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-0003

PERSHING LLC	11.02%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

TD AMERITRADE INC FOR THE	5.98%
EXCLUSIVE BENEFIT OF OUR CLIENTS
P.O. BOX 2226
OMAHA NE 68103-2226

Name and Address of Record Owner	Percent of Fund’s Outstanding Common Stock

Name and Address of Record Owner	Percent of Fund’s Outstanding Common Stock
INSTITUTIONAL INTERNATIONAL EQUITY FUND
MAC & CO.	56.99%
MUTUAL FUNDS OPERATIONS
P.O. BOX 3198
525 WILLIAM PENN PLACE
PITTSBURGH PA 15230-3198

NATIONAL FINANCIAL SERVICES LLS	19.51%
FEBO OUR CUSTOMERS
200 LIBERTY STREET 1 WORLD FIN CTR
ONE WORLD FINANCIAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-1003

MAC & CO.	14.73%
MUTUAL FUNDS OPERATIONS
P.O. BOX 3198
525 WILLIAM PENN PLACE
PITTSBURGH PA 15230-3198

ATTN MUTUAL FUND ADMIN	6.55%
C/O M&T BANK
SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456-9989

INTERNATIONAL LEADERS FUND CLASS I

MAC & CO	27.81%
MUTUAL FUND OPERATIONS
PO BOX 3198
525 WILLIAM PENN PLACE
PITTSBURGH PA 15230-3198

NFSC FEBO OUR CUSTOMERS	21.78%
200 LIBERTY STREET
ONE WORLD FINANICAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-0003

WILLIAM BLAIR & CO LLC	18.41%
GREIG TRUST INVESTMENTS LLC
222 W. ADAMS STREET
CHICAGO IL 60606-5312

CB US RISK 2010 LLC	12.52%
C/O BRUCE OBERFEST & ASSOC
287 KING ST
CHAPPAQUA NY 10514-3431

INTERNATIONAL LEADERS FUND CLASS N

WILLIAM BLAIR & CO LLC	96.46%
WILLIAM BLAIR & CO LLC
222 W. ADAMS STREET STE 1400
CHICAGO IL 60606-5237

INTERNATIONAL LEADERS FUND – INSTITUTIONAL CLASS

BANK OF AMERICA FBO CUST	67.28%
SEALY & SMITH
P O BOX 843869
DALLAS TX 75284-3869

SEI PRIVATE TRUST COMPANY	13.77%
ATTN MUTUAL FUND ADMIN
1 FREEDOM VALLEY DR
OAKS PA 19456-9989

PIRATES COVE PARTNERS LLC	10.98%
C/O RICAHRD MILLER MANAGER
1125 5TH AVE FL 12
NEW YORK NY 10128-0143

NORTHERN TRUST AS TRUSTEE FBO	7.96%
A E F C PENSION TRUST
P O BOX 92956
CHICAGO IL 60675-2956

INTERNATIONAL SMALL CAP GROWTH FUND CLASS I
CHARLES SCHWAB & CO INC	40.33%
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-1905

PERSHING LLC	18.43%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	8.03%
ATTN FUND ADMINISTRATION 98030
4800 DEER LAKE DRIVE EAST 2ND FLR.
JACKSONVILLE, FL 32246-6484

NFSC	6.49%
FEBO OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
ATTN MUTUAL FUND DEPT
NEW YORK NY 10281-0003

Name and Address of Record Owner	Percent of Fund’s Outstanding Common Stock
INTERNATIONAL SMALL CAP GROWTH FUND CLASS N
CHARLES SCHWAB & CO INC	67.84%
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NFSC	14.62%
FEBO OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-0003

INTERNATIONAL SMALL CAP GROWTH FUND Institutional Class
CHARLES SCHWAB & CO. INC.	18.83%
ATTN MUTUAL FUNDS DEPT
211 MAIN ST SAN FRANCISCO CA 94105-4151

NFSC	15.78%
FEBO OUR CUSTOMERS
200 LIBERTY STREET 1 WORLD FIN CTR
ONE WORLD FINANCIAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-1003

LABORERS PENSION FUND	10.86%
11465 W CERMAK RD
WESTCHESTER IL 60154-5768

MAC & CO	5.49%
MUTUAL FUND OPERATIONS
PO BOX 3198
525 WILLIAM PENN PLACE
PITTSBURGH PA 15230-3198

ST. LOUIS COUNTY MISSOURI	5.40%
C/O DIRECTOR OF PERSONNEL
41 S. CENTRAL
CLAYTON MO 63105-1719

Name and Address of Record Owner	Percent of Fund’s Outstanding Common Stock

EMERGING MARKETS GROWTH FUND CLASS I
CHARLES SCHWAB & CO INC	28.13%
SPECIAL CUSTODY ACCOUNT
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-1905

MITRA & CO. FB0 98	11.35%
C/O M&I TRUST COMPANY
11270 WEST PARK PLACE STE 400
MILWAUKEE WI 53224-3638

NFSC	11.18%
FBO OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-0003

MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	9.43%
ATTN FUND ADMINISTRATION 98030
4800 DEER LAKE DRIVE EAST 2ND FL
JACKSONVILLE FL 32246-6484

EMERGING MARKETS GROWTH FUND CLASS N
CHARLES SCHWAB & CO INC	29.25%
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-4151

NFSC	16.01%
FBO OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-0003

STRAFE & CO.	9.17%
THE KETTERING FUND
P.O. BOX 6924
NEWARK DE 19714-6924

EMERGING MARKETS GROWTH FUND Institutional Class
THE NORTHERN TRUST COMPANY	12.81%
FBO TNT LDN CITY OF MILWAUKEE
EMPL RET SYS MILWAUKEE BLAIR
PO BOX 92994
CHICAGO IL 60675-0001

MAC & CO	8.62%
ATTN MUTUAL FUND OPS
P.O. BOX 3198
525 WILLIAM PENN PLACE
PITTSBURGH PA 15230-3198

KEYBANK NA	6.16%
FBO LHAR INTEQUITY-EMER MKT
P.O. BOX 94871
CLEVELAND, OH 44101-4871

THE NORTHERN TRUST COMPANY CUSTODIAN	5.97%
FBO ADVOCATE HEALTHCARE
P.O. BOX 92956
CHICAGO IL 60675-2956

MUNICIPAL POLICE EMPLOYEES	5.69%
RETIREMENT SYSTEM OF LOUISIANA
7722 OFFICE PARK BLVD SUITE 200
BATON ROUGE LA 70809-7601

EMERGING MARKETS LEADERS FUND CLASS N
CHARLES SCHWAB & CO INC	41.82%
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-1905

RELIANCE TRUST COMPANY FBO	13.77%
IFREEDOM DIRECT
P O BOX 48529
ATLANTA GA 30362-1529

WILLIAM BLAIR & CO. L.L.C.	11.12%
DELAWARE CHARTER GUARANTEE
222 WEST ADAMS STREET STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO. L.L.C.	6.46%
DELAWARE CHARTER GUARANTEE
222 WEST ADAMS STREET STE 1400
CHICAGO IL 60606-5237

NFSC FEBO OUR CUSTOMERS	8.72%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
ATTN MUTUAL FUNDS DEPT. 5TH FL
NEW YORK NY 10281-0003

WILLIAM BLAIR & CO. L.L.C.	9.53%
DIANE W. SKELLY TRUSTEE
222 WEST ADAMS STREET
CHICAGO IL 60606-5312

EMERGING MARKETS LEADERS FUND CLASS I
WILLIAM BLAIR & CO L L C	5.72%
EDWARD J BRENNAN TRUSTEE
222 WEST ADAMS STREET
CHICAGO IL 60606-5312

WILLIAM BLAIR & CO LLC	5.11%
DAVID W GRAINGER TRUSTEE
222 W. ADAMS STREET STE 1400
CHICAGO IL 60606-5237

EMERGING MARKETS LEADERS FUND Institutional Class
MAC & CO	40.73%
ATTN MUTUAL FUND OPS
P O BOX 3198 525 WILLIAM PENN PLACE
PITTSBURGH PA 15230-3198

NORTHERN TRUST COMPANY	34.89%
CUSTODIAN FBO DEPAUW UNIVERSITY
ENDOWMENT
P O BOX 92596
CHICAGO IL 60675-2596

MAC & CO	24.39%
ATTN MUTUAL FUND OPS
P O BOX 3198 525 WILLIAM PENN PLACE
PITTSBURGH PA 15230-3198

EMERGING MARKETS SMALL CAP GROWTH CLASS N

CHARLES SCHWAB & CO INC	37.07%
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NFSC FEBO OUR CUSTOMERS	27.68%
200 LIBERTY STREET
ONE WORLD FINANICAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-0003

TD AMERITRADE INC FOR THE	17.51%
EXCLUSIVE BENEFIT OF OUR CLIENTS
P O BOX 2226
OMAHA NE 68103-2226

E * TRADE CLEARING LLC	5.01%
IRA CUSTODIAN
P O BOX 484
JERSEY CITY NJ 07303-0484

EMERGING MARKETS SMALL CAP GROWTH CLASS I
NFSC FEBO OUR CUSTOMERS	7.40%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-0003

EMERING MARKETS SMALL CAP GROWTH FUND - INSTITUTIONAL CLASS

LOCAL 705 INTERNATIONAL BROTHERHOOD	46.21%
OF TEAMSTERS PENSION FUND
1645 W JACKSON BLVD STE 700
CHICAGO IL 60612-3276

LABORERS PENSION TRUST FUND	43.07%
DETROIT AND VICINITY
700 TOWER DR STE 300
TROY MI 48098-2835

SEI PRIVATE TRUST COMPANY	10.72%
C/O STATE STREET BANK
ATTN MUTUAL FUND ADMIN
1 FREEDOM VALLEY DR
OAKS PA 19456-9989

LARGE CAP VALUE CLASS N

PERSHING LLC	13.64%
1 PERSHING PLZ
JERSEY CITY NJ 07399-001

NFSC FEBO OUR CUSTOMERS	11.62%
200 LIBERTY STREET
ONE WORLD FINANICAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-0003

WILLIAM BLAIR & CO LLC	9.78%
A WILLIAM HUELSMAN &
222 W. ADAMS STREET STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO LLC	9.72%
JRL ENTERPRISE DBA MARTINIQUE
222 W. ADAMS STREET STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO LLC	5.96%
DELAWARE CHARTER GUARANTEE &
222 W. ADAMS STREET STE 1400
CHICAGO IL 60606-5237

DAVID HONE & SHERI HONE JTWROS	5.68%
WILLIAM BLAIR & CO LLC
DELAWARE CHARTER GUARANTEE &
222 W. ADAMS STREET STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO LLC	5.09%
DELAWARE CHARTER GUARANTEE &
222 W. ADAMS STREET STE 1400
CHICAGO IL 60606-5237

LARGE CAP VALUE CLASS I
WILLIAM BLAIR & CO L.L.C	11.51%
TRACY MCCORMICK TRUSTEE
222 WEST ADAMS STREET
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO LLC	7.66%
MING C LEE TRUSTEE
222 W. ADAMS STREET STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO L L C	6.50%
JOHN ROGER ETTELSON &
222 WEST ADAMS STREET
CHICAGO IL 60606-5312

WILLIAM BLAIR & CO L L C	6.50%
KARL BREWER
222 WEST ADAMS STREET
CHICAGO IL 60606-5312

WILLIAM BLAIR & CO LLC	5.87%
F CONRAD FISCHER TTEE
222 W. ADAMS STREET STE 1400
CHICAGO IL 60606-5237

SMALL CAP VALUE FUND CLASS I
NFSC	40.57%
FEBO OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-0003

T. ROWE PRICE RETIREMENT PLAN	7.99%
SERVICES INC.
FBO RET PLAN CLIENTS
4515 PAINTERS MILL RD.
OWINGS MILLS MD 21117-4903

JP MORGAN CHASE BANK TTEE/CUST FBO	7.89%
AURORA HEALTH CARE INCENTIVE
SAVINGS BANK
11500 OUTLOOK ST
OVERLAND PARK KS 66211-1804

WILLIAM BLAIR & CO LLC	6.69%
WALSH GROUP LTD
222 W. ADAMS STREET STE 1400
CHICAGO IL 60606-5237

CHARLES SCHWAB & CO. INC.	6.31%
ATTN MUTUAL FUNDS DEPT.
211 MAIN ST.
SAN FRANCISCO CA 94105-1905

SMALL CAP VALUE FUND CLASS N
CHARLES SCHWAB & CO INC	33.38%
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NFSC	12.62%
B O OUR CUSTOMERS
LIBERTY STREET
ONE WORLD FINANCIAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-1003

WILMINGTON TRUST AS TTRR FBO	5.98%
MEEK LUMBER CO
PO BOX 52129
PHOENIX AZ 85072-2129

JP MORGAN CHASE BANK TTEE/CUST FBO	5.12%
THE RETIREMENT PLANS FOR WHICH
TIAA-CREF ACTS AS RECORD KEEPER
4 NEW YORK PLAZA, 12TH FL
NEW YORK NY 10004-2413

MID CAP VALUE CLASS N
NATIONAL FINANCIAL SERVICES LLC	43.04%
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUND DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010

DEBRA VANGINHOVEN REMIEN JTWROS	14.23%
JASON D REMIEN
EAST PATCHOGUE NY 11772-4838

WILLIAM BLAIR & CO. L.L.C	8.36%
SEAN PATRICK O’BRIEN
222 WEST ADAMS STREET
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO L L C	5.94%
DELAWARE CHARTER GUARANTEE &
222 WEST ADAMS STREET
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO. L.L.C.	5.70%
WILLIAM G WILKIE TRUSTEE
222 WEST ADAMS STREET
CHICAGO IL 60606-5237

MID CAP VALUE CLASS I
WILLIAM BLAIR & COMPANY LLC	29.11%
THE GRAINGER FOUNDATION INC.
222 WEST ADAMS STREET
CHICAGO IL 60606-5312

WELLS FARGO BANK NA FBO	8.92%
ANNE R STEELE TRUST – CUSTODY
PO BOX 1533
MINNEAPOLIS MN 55480-1533

WILLIAM BLAIR & CO L L C	7.85%
GAYE LYNN HILL
222 WEST ADAMS STREET
CHICAGO IL 60606-5312

WELLS FARGO BANK NA FBO	7.43%
ELIZABETH S HOLDEN LIV TR-CUST PLG
211762
PO BOX 1533
MINNEAPOLIS MN 55480-1533

WILLIAM BLAIR & CO. L.L.C.	6.42%
DELAWARE CHARTER GUARANTEE &
222 WEST ADAMS STREET
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO LLC	5.56%
KARL BREWER
222 W. ADAMS STREET STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO LLC	5.19%
JOHN ROGER ETTELSON &
222 W. ADAMS STREET STE 1400
CHICAGO IL 60606-5237

SMALL MID CAP VALUE CL N
WILLIAM BLAIR & CO. L.L.C.	95.89%
MUTUAL FUND INVESTMENT
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

SMALL MID CAP VALUE CL I
WILLIAM BLAIR & CO. L.L.C.	62.44%
MUTUAL FUND INVESTMENT
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO. L L C	7.88%
JOHN ROGER ETTELSON &
222 WEST ADAMS STREET
CHICAGO IL 60606-5312

WILLIAM BLAIR & CO. L.L.C.	7.81%
MICHELLE SEITZ MUSOLINO TTEE
222 WEST ADAMS STREET
CHICAGO IL 60606-5237

BOND FUND CLASS I
CHARLES SCHWAB & CO INC	35.30%
ATTN MUTUAL FUNDS DEPT
211 MAIN STREET
SAN FRANCISCO CA 94105-1905

BOND FUND CLASS N
CHARLES SCHWAB & CO INC	60.26%
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NFSC	29.95%
FEBO OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FLR
NEW YORK, NY 10281-0003

BOND FUND INSTITUTIONAL CLASS
CHARLES SCHWAB & CO INC	14.99%
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-4151

WILLIAM BLAIR & CO. LLC	14.11%
WALSH GROUP LTD
222 WEST ADAMS STREET STE 1400
CHICAGO, IL. 60606-5237

NFSC	11.33%
FEBO OUR CUSTOMERS
200 LIBERTY ST
ONE WORLD FINANCIAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-0003

WILLIAM BLAIR & CO. L.L.C.	8.91%
JOHN MARSHALL LAW SCHOOL
222 WEST ADAMS STREET STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO L L C	7.87%
JOHN MARSHALL LAW SCHOOL
222 WEST ADAMS STREET STE 1400
CHICAGO IL 60606-5237

KEYBANK NA	7.85%
FBO RIVIERA BCH FIRE
P O BOX 94871
CLEVELAND OH 44101-4871

WILLIAM BLAIR & CO. L.L.C.	7.24%
KENNETH & ROBERTA ELDRED TTEES
222 WEST ADAMS STREET
CHICAGO IL 60606-5312

WILLIAM BLAIR & CO L L C	6.06%
JOHN V CROWE TRUSTEE
22 WEST ADAMS STREET STE 1400
CHICAGO IL 60606-5237

INCOME FUND CLASS I
MLPF & S INC	9.16%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
4800 DEER LAKE DR.
JACKSONVILLE FL 32246-6484

FIRST CLEARING LLC	5.82%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
SAINT LOUIS MO 63103-2523

NFSC FEBO OUR CUSTOMERS	5.13%
200 LIBERTY STREET
ONE WORLD FINANICAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-0003

INCOME FUND CLASS N
CHARLES SCHWAB & CO INC	44.62%
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NFSC	21.60%
FEBO OUR CUSTOMERS
200 LIBERTY ST
ONE WORLD FINANCIAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-003

LOW DURATION FUND CLASS I	8.90%
CHARLES SCHWAB & CO INC
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO, CA 94105-1905

LOW DURATION FUND CLASS N
WILLIAM BLAIR & CO. L.L.C.	7.79%
CAROL O SELLE
222 WEST ADAMS STREET
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO. L.L.C.	5.71%
PATRICK E BEANS
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

UBS WM USA	5.37%
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
1000 HARBOR BLVD FL 5
WEEHAWKEN NJ 07086-6761

CHARLES SCHWAB & CO INC.	5.00%
ATTN MUTUAL FUNDS DEPT.
211 MAIN ST
SAN FRANCISCO, CA. 94105-4151

LOW DURATION FUND — INSTITUTIONAL CLASS
WILLIAM BLAIR & CO. L.L.C.	11.96%
RANDALL & LISA JOHNSON TTEES
222 WEST ADAMS STREET
CHICAGO IL 60606-5312

WILLIAM BLAIR & CO. L.L.C.	9.10%
STEPHEN P. MOSLING
222 WEST ADAMS STREET
CHICAGO IL 60606-5312

WILLIAM BLAIR & CO LLC	8.62%
HERITAGE-CRYSTAL CLEAN, LLC
222 WEST ADAMS STREET
CHICAGO IL 60606-5312

WILLIAM BLAIR & CO. LLC	7.57%
TINA YOXTHEIMER EXECUTOR
222 WEST ADAMS STREET
CHICAGO, IL. 60606-5312

WILLIAM BLAIR & CO LLC	5.93%
ROBERT D NEWMAN TRUSTEE
222 WEST ADAMS STREET
CHICAGO IL 60606-5312

WILLIAM BLAIR & CO. L.L.C.	5.57%
WALSH GROUP LTD
222 WEST ADAMS STREET
CHICAGO IL. 60606-5312

WILLIAM BLAIR & CO. L.L.C.	5.36%
JOHN MARSHALL LAW SCHOOL
222 WEST ADAMS STREET
CHICAGO IL 60606-5312

READY RESERVES FUND CLASS N
WILLIAM BLAIR OMNIBUS ACCOUNT FOR	99.93%
THE EXCLUSIVE BENEFIT OF CUSTOMERS
222 W ADAMS ST
CHICAGO IL 60606-5312

Brokerage and Fund Transactions. Decisions on portfolio transactions (including the decision to buy or sell, the appropriate price, allocation of brokerage, use of a broker as agent or dealer as principal and negotiation of commissions) normally are made by the Advisor. In purchasing and selling portfolio securities, the Trust seeks to obtain the most favorable overall result, taking into account the net price, the method of execution and research services provided by the broker. Such research services include economic forecasts and analytical, narrative and statistical reports on industries and companies for consideration by the Trust and the Advisor’s other clients.

Portfolio transactions may increase or decrease the return of a Fund depending upon the Advisor’s ability to correctly time and execute such transactions. A portfolio turnover rate for any year is determined by dividing the lesser of sales or purchases (excluding in either case cash equivalents, such as short-term corporate notes) by the portfolio’s monthly average net assets and multiplying by 100 (with all securities with maturities and expirations of one year or less excluded from the computation). A Fund’s turnover rate will also vary from year to year depending on market conditions. Since the Ready Reserves Fund’s assets are invested in securities with short (less than one year) effective maturities, its portfolio will turn over many times a year. Such securities, however, are excluded from the SEC’s required portfolio turnover rate calculations, resulting in no portfolio turnover rate for reporting purposes.

Selection of a broker for a particular portfolio transaction depends on many factors, some of which are subjective and that include the net price, confidentiality, reliability, integrity, size and nature of the transaction and the market in which it is to occur and any research or other services that the broker has provided. The Advisor does not consider the sale of Fund shares in selecting brokers. Transactions in over-the-counter securities are generally executed as principal trades with primary market makers, except where it is believed that a better combination of price and execution could otherwise be obtained. The Advisor determines the overall reasonableness of brokerage commissions and of premiums and discounts on principal transactions (which do not involve commissions) by review of comparable trades for the Advisor’s other clients and in the market generally. If more than one broker is believed to be equally qualified to effect a portfolio transaction, the Advisor may assign the transaction to a broker that has furnished research services, but the Advisor has no agreement, formula or policy as to allocation of brokerage.

The Trust may pay to brokers that provide research services to the Advisor a commission higher than another broker might have charged if it is determined that the commission is reasonable in relation to the value of the brokerage and research services that are provided, viewed in terms of either the particular transaction or the Advisor’s overall responsibility to its advisory accounts. The extent to which such commissions exceed commissions solely for execution cannot be determined, but such research services, which are involved in portfolio transactions for the Trust and for the Advisor’s other advisory accounts, can be of benefit to both the Trust and such other accounts. The value of research services that are provided by brokers who handle portfolio transactions for the Trust cannot be precisely determined and such services are supplemental to the Advisor’s own efforts, which are undiminished thereby. The Advisor does not believe that its expenses are reduced by reason of such services, which benefit the Trust and the Advisor’s other clients. The Advisor receives research products and services from broker/dealers and third parties in the form of written reports on individual companies and industries of particular interest to the Advisor, general economic conditions, pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community, corporate management personnel and industry experts; comparative performance and evaluation and technical measurement services for issuers, industries and the market as a whole; access to and monitoring of equity valuation models; and services from recognized experts on investment matters of particular interest to the Advisor.

The Advisor may also participate in “commission sharing arrangements” and “client commission arrangements” under which the Advisor may effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Advisor. The Advisor may also utilize Electronic Communication Networks and other alternative trading platforms (collectively, “ECNs”) to execute trades in connection with commission sharing arrangements. In such instances, the Advisor will execute a trade with the ECN and pay a commission to the ECN. The ECN will then credit a negotiated portion of the commission to a broker as requested by the Advisor for the purpose of funding a pool to be used to pay for research services received by the Advisor from other firms. In addition, the ECN will credit a further portion of the commission to the broker for its services in administering the commission sharing arrangements. The commission sharing and client commission arrangements, as well as the research provided in connection with such arrangements, are intended to comply with Section 28(e) of the Securities Exchange Act of 1934, as interpreted by the SEC. The Advisor believes that participating in commission sharing and client commission arrangements enable the Advisor to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer or ECN to obtain research provided by other firms. Such arrangements also help to provide the continued receipt of research services while facilitating best execution in the trading process. The Advisor also believes such research services are useful in its investment decision-making process by, among other things, providing access to a variety of high quality research, access to individual analysts and availability of resources that might not be available to the Advisor absent such arrangements.

During the fiscal years ended December 31, 2012, 2011 and 2010, the Funds paid total brokerage fees in the amounts shown in the table below. None of the brokerage fees paid by the Funds were paid to a broker that was an affiliated person of the Trust or to a broker of which an affiliated person was an affiliated person of the Trust or of the Advisor.

Fund	2012	2011	2010
Growth	$640,256	$517,910	$570,386
Large Cap Growth	12,146	22,294	26,568
Small Cap Growth	1,327,398	2,104,692	3,267,117
Mid Cap Growth	344,695	141,695	105,810
Small Mid-Cap Growth	481,855	369,000	329,962
Global Leaders	54,910	63,035	53,531
Global Small Cap Growth[1]	—	—	—
International Growth	6,571,047	10,778,231	11,365,742
Institutional International Growth	3,324,871	4,249,015	3,852,370
International Equity	122,920	289,573	416,067
Institutional International Equity	204,076	501,794	566,773
International Leaders[2]	6,692	—	—
International Small Cap Growth	1,456,566	1,727,143	1,294,146
Emerging Markets Growth	2,278,715	2,844,862	3,986,156
Emerging Markets Leaders	120,398	302,542	464,971
Emerging Markets Small Cap Growth[3]	37,506	2,996	—
Large Cap Value[4]	1,334	1,758	—
Small Cap Value	434,276	514,882	356,654
Mid Cap Value[5]	5,645	5,392	3,772
Small-Mid Cap Value[6]	3,663	1,985	—

[1]	The Global Small Cap Growth Fund commenced operations on April 10, 2013.
[2]	The total brokerage fees paid by the International Leaders Fund in 2012 are for the period from August 16, 2012 (commencement of operations) to December 31, 2012
[3]	The total brokerage fees paid by the Emerging Markets Small Cap Growth Fund in 2011 are for the period from October 24, 2011 (commencement of operations) to December 31, 2011.
[4]	The total brokerage fees paid by the Large Cap Value Fund in 2011 are for the period from October 24, 2011 (commencement of operations) to December 31, 2011.
[5]	The total brokerage fees paid by the Mid Cap Value Fund in 2010 are for the period from May 3, 2010 (commencement of operations) to December 31, 2010.
[6]	The total brokerage fees for the Small-Mid Cap Value Fund in 2011 are for the period from December 15, 2011 (commencement of operations) to December 31, 2011.

The Advisor does not use the Fund’s brokerage commissions to pay for non-research items. During the fiscal year ended December 31, 2012, the following amounts of brokerage commissions for each Fund were used to pay third parties for third party research.

Fund	2012
Growth	$18,031
Large Cap Growth	464
Small Cap Growth	33,166
Mid Cap Growth	8,544
Small Mid-Cap Growth	13,115
Global Leaders	1,278
Global Small Cap Growth[1]	—
International Growth	267,643
Institutional International Growth	136,064
International Equity	2,671
Institutional International Equity	4,320
International Small Cap Growth	8,477
International Leaders	138
Emerging Markets Growth	11,886
Emerging Markets Leaders	407
Emerging Markets Small Cap Growth	23
Large Cap Value	—
Small Cap Value	12,329
Mid Cap Value	155
Small-Mid Cap Value	130

$518,841

1	The Global Small Cap Growth Fund commenced operations on April 10, 2013.

Purchases and sales of portfolio securities for the Bond Fund, the Income Fund, the Low Duration Fund and the Ready Reserves Fund usually are principal transactions, either directly with the issuer or with an underwriter or market maker, with no brokerage commissions paid by the Fund. No brokerage commissions were paid by the Bond Fund, the Income Fund, the Low Duration Fund or the Ready Reserves Fund during the fiscal years ended December 31, 2012, 2011 and 2010. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include the spread between the bid and asked prices. The primary consideration in the allocation of transactions is prompt execution of orders in an effective manner at the most favorable price.

Generally, the investment decisions for the Funds are reached independently from those for other accounts managed by the Advisor. However, some other accounts may make investments in the same type of instruments or securities as the Funds at the same time as the Funds. Such other accounts may include private investment funds operated by the Advisor that compete directly with the Funds for securities—particularly those sold in private placements or initial public offerings (“IPOs”); the Advisor and its personnel may stand to benefit more personally from good investment performance by these private investment funds than by equivalent performance of the Funds. In those instances where the Funds and another client of the Advisor trade in the same type of instrument at the same time, the Advisor has established allocation procedures to allocate such trades among its various clients and the Funds equitably. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

Although the Advisor may execute portfolio transactions for the Funds under conditions set forth in applicable rules of the SEC and in accordance with procedures adopted by the Board of Trustees, the Advisor or any affiliated broker-dealer of the Advisor is not compensated for executing portfolio transactions for the Funds. The Funds may purchase securities from other members of an underwriting syndicate of which the Advisor or an affiliated broker-dealer is a participant, but only under conditions set forth in applicable rules of the SEC and in accordance with procedures adopted by the Board of Trustees.

The Funds are required to identify any securities of their “regular brokers or dealers” (as defined in the 1940 Act) that the Funds have acquired during the most recent fiscal year. The following table sets forth the securities of its regular broker-dealers held by each Fund as of December 31, 2012:

Fund	Broker Dealer	Amount (in $000s)
Growth Fund	IntercontinentalExchange, Inc.	$17,408
	LPL Financial Holdings, Inc.	$5,485

		$22,893

Large Cap Growth Fund	Affiliated Managers Group, Inc.	$677
	JPMorgan Chase & Co.	$1,290
	T Rowe Price Group, Inc.	$544

		$2,511

Small Cap Growth Fund	Cowen Group, Inc.	$5,321
	First Cash Financial Services, Inc.	$12,045
	FirstService Corporation	$3,770
	GFI Group, Inc.	$4,922
	ICG Group, Inc.	$8,572
	Manning & Napier, Inc.	$4,498
	Marlin Business Services Corporation	$3,955
	National Financial Partners Corporation,	$9,831

		$52,914

Mid Cap Growth	Affiliated Managers Group, Inc.	$7,272
	First Republic Bank	$5,838
	LPL Financial Holdings, Inc.	$8,487
	Signature Bank	$9,103
	T. Rowe Price Group, Inc.	$8,219

		$38,919

Small-Mid Cap Growth Fund	Affiliated Managers Group, Inc.	$9,099
	First Republic Bank	$4,999
	National Financial Partners Corporation	$3,421
	FirstService Corporation	$3,045
	Jones Lang Lasalle, Inc.	$6,455
	CBOE Holdings, Inc.	$4,328
	First Cash Financial Services, Inc.	$3,034

		$34,381

Global Leaders Fund	Affiliated Managers Group, Inc.	$820
	American Express Co.	$962
	Ashmore Group plc	$508
	PT Bank Rakyat Indonesia	$777
	Hargreaves Lansdown plc	$405
	JPMorgan Chase & Co.	$1,487
	Partners Group Holding AG	$794
	The Toronto-Dominion Bank	$1,066
	BNP Paribas S.A.	$1,366
	Sumitomo Mitsui Financial Group, Inc.	$1,040
	Turkiye Halk Bankasi A.S.	$869

		$10,094

Global Small Cap Growth Fund(1)	—	—

International Growth Fund	Aberdeen Asset Management	$9,868
	Ashmore Group plc	$15,928
	Azimut Holding SpA	$6,395
	Banregio Grupo Financiero S.A.B. de C.V.	$5,112
	BNP Paribas	$99,922
	CI Financial Corporation	$15,585
	CRISIL, Ltd.	$3,486
	Credit Suisse Group	$18,420
	Deutsche Bank AG	$13,960
	First Gulf Bank PJSC	$6,099
	FirstRand, Ltd.	$21,674
	Grupo Financiero Banorte S.A.B. de C.V.	$3,904
	Guaranty Trust Bank plc	$10,431
	IG Group Holdings plc	$9,423
	IndusInd Bank, Ltd.	$4,722
	Intesa Sanpaolo SpA	$12,790
	Inversiones La Construccion S.A.	$4,131
	Jupiter Fund Management plc	$6,995
	Kasikornbank PCL	$19,938
	ORIX Corporation	$64,486
	Partners Group Holding AG	$19,893
	PT Bank Rakyat Indonesia	$12,651
	Suruga Bank, Ltd.	$10,922
	Sumitomo Mitsui Financial Group, Inc.	$80,057
	Turkiye Halk Bankasi A.S.	$15,657
	Value Partners Group, Ltd.	$4,896
	Yes Bank, Ltd.	$7,718

		$505,063

Fund	Broker Dealer	Amount (in $000s)
Institutional International
Growth Fund	Aberdeen Asset Management	$5,312
	Ashmore Group plc	$8,545
	Azimut Holding SpA	$3,431
	Banregio Grupo Financiero S.A.B. de C.V.	$2,747
	BNP Paribas	$53,779
	CI Financial Corporation	$8,361
	CRISIL, Ltd.	$1,857
	Credit Suisse Group	$9,914
	Deutsche Bank AG	$7,490
	First Gulf Bank PJSC	$3,272
	FirstRand, Ltd.	$11,665
	Grupo Financiero Banorte S.A.B. de C.V.	$2,101
	Guaranty Trust Bank plc	$5,613
	Hargreaves Lansdown plc	$1,339
	IG Group Holdings plc	$5,055
	IndusInd Bank, Ltd.	$2,525
	Intesa Sanpaolo SpA	$6,862
	Inversiones La Construccion S.A.	$2,205
	Jupiter Fund Management plc	$3,765
	Kasikornbank PCL	$10,731
	ORIX Corporation	$34,709
	Partners Group Holding AG	$10,715
	PT Bank Rakyat Indonesia	$6,787
	Suruga Bank, Ltd.	$5,854
	Sumitomo Mitsui Financial Group, Inc.	$43,090
	Turkiye Halk Bankasi A.S.	$8,438
	Value Partners Group, Ltd.	$2,641
	Yes Bank, Ltd.	$4,154

		$272,957

International Equity Fund	BNP Paribas SA	$1,412
	FirstRand Limited	$1,188
	HSBC Holdings PLC	$1,068
	ORIX Corporation	$1,217
	Sumitomo Mitsui Financial Group, Inc.	$1,261
	Suruga Bank Ltd.	$639
	The Toronto-Dominion Bank	$1,044
	Kasikornbank PCL	$496
	Turkiye Garanti Bankasi A.S.	$414

		$8,739

Institutional International
Equity Fund	BNP Paribas SA	$2,206
	FirstRand Limited	$1,852
	HSBC Holdings PLC	$1,666
	ORIX Corporation	$1,897
	Sumitomo Mitsui Financial Group, Inc.	$1,966
	Suruga Bank Ltd.	$996
	The Toronto-Dominion Bank	$1,630
	Kasikornbank PCL	$774
	Turkiye Garanti Bankasi A.S.	$650

		$13,637

International Leaders Fund	BNP Paribas SA	$317
	Credicorp Ltd.	$189
	FirstRand Limited	$153
	HSBC Holdings PLC	$229
	ORIX Corporation	$272
	Partners Group Holding AG	$160
	PT Bank Rakyat Indonesia (Persero) Tbk	$123
	Sumitomo Mitsui Financial Group, Inc.	$207
	The Toronto-Dominion Bank	$221

		$1,871

International Small Cap
Growth Fund	Capitec Bank Holdings Limited	$4,917
	Coronation Fund Managers Limited	$4,676
	CRISIL Limited	$3,469
	IG Group Holdings PLC	$9,074
	Suruga Bank Ltd.	$12,115
	Turkiye Sinai Kalkinma Bankasi A.S.	$12,728
	Azimut Holding SpA	$10,556
	Ashmore Group plc	$10,254
	ARA Asset Management Ltd.—144A	$459

		$68,248

Fund	Broker Dealer	Amount (in $000s)
Emerging Markets Growth
Fund	Banco Santander-Chile	$4,740
	CIMB Group Holdings Berhad	$13,567
	Credicorp Ltd.	$10,166
	FirstRand Limited	$15,606
	Grupo Financiero Banorte, S.A.B. de C.V.	$20,863
	Guaranty Trust Bank Plc	$4,209
	HDFC Bank Limited	$7,660
	Housing Development Finance Corporation Limited	$9,903
	IndusInd Bank, Ltd.	$2,859
	Itau Unibanco Holding S.A.	$19,764
	Kasikornbank Public Co Ltd	$14,293
	PT Bank Rakyat Indonesia (Persero) Tbk	$13,778
	Turkiye Halk Bankasi A.S.	$25,498
	Industrial and Commercial Bank of China, Ltd.	$14,396
	Inversiones La Construccion S.A.	$2,003
	First Gulf Bank PJSC	$6,116

		$185,421

Emerging Markets Small
Cap Growth Fund	Alior Bank S A	$142
	Banregio Grupo Financiero, S.A.B. de C.V.	$400
	Compartamos S.A.B. de C.V.	$150
	Coronation Fund Managers Limited	$277
	CRISIL Limited	$102
	Guaranty Trust Bank Plc	$282
	IndusInd Bank Limited	$300
	Intercorp Financial Services Inc.	$126
	PT Bank Tabungan Pensiunan Nasional Tbk	$124
	Security Bank Corporation	$337
	Tisco Financial Group PCL	$138
	Turkiye Sinai Kalkinma Bankasi A.S.	$141
	YES Bank Limited	$279

		$2,798

Emerging Markets Leaders
Fund	Banco Santander-Chile	$692
	CIMB Group Holdings Berhad	$1,289
	Credicorp Ltd.	$1,068
	FirstRand Limited	$1,122
	Grupo Financiero Banorte, S.A.B. de C.V.	$2,317
	HDFC Bank Limited	$742
	Housing Development Finance Corporation Limited	$769
	Itau Unibanco Holding S.A.	$2,086
	KASIKORNBANK Public Company Limited	$1,336
	PT Bank Rakyat Indonesia (Persero) Tbk	$1,201
	Sberbank of Russia	$1,922
	Turkiye Garanti Bankasi A.S.	$2,408

		$16,952

Large Cap Value Fund	Bank of America Corporation	$69
	Citigroup Inc.	$88
	Discover Financial Services	$50
	JPMorgan Chase & Co.	$116
	Lazard Ltd.	$66
	Morgan Stanley	$46
	Regions Financial Corporation	$36
	State Street Corporation	$47
	SunTrust Banks, Inc.	$55
	The Goldman Sachs Group, Inc.	$38
	U.S. Bancorp	$50
	Wells Fargo & Company	$99
	Zions Bancorporation	$48

		$808

Small Cap Value Fund	Bank of the Ozarks, Inc.	$3,329
	CoBiz Financial, Inc.	$2,353
	Eagle Bancorp, Inc.	$2,361
	East West Bancorp, Inc.	$3,427
	First Horizon National Corporation	$2,859
	Old National Bancorp	$2,672
	PacWest Bancorp	$2,797
	Prosperity Bancshares, Inc.	$2,883
	Safeguard Scientifics, Inc.	$2,538
	Susquehanna Bancshares, Inc.	$2,924
	Webster Financial Corporation	$2,735
	West Coast Bancorp	$3,288
	Western Alliance Bancorp	$2,664

		$36,830

Mid Cap Value Fund	Ameriprise Financial, Inc.	$92
	Comerica Incorporated	$43
	Discover Financial Services	$64
	East West Bancorp, Inc.	$41
	Fifth Third Bancorp	$50
	First Horizon National Corporation	$43
	People’s United Financial, Inc.	$40
	SunTrust Banks, Inc.	$64
	Zions Bancorporation	$27

		$464

Small-Mid Cap Value Fund	Comerica Incorporated	$24
	First Horizon National Corporation	$24
	Old National Bancorp	$16
	Prosperity Bancshares, Inc.	$21
	Susquehanna Bancshares, Inc.	$17
	Western Alliance Bancorporation	$13

		$115

Bond Fund	American Express Co.	$2,470
	Bank of America Corporation	$2,963
	Capital One Financial Corporation	$2,320
	Citigroup, Inc	$2,757
	The Goldman Sachs Group, Inc	$3,060
	JPMorgan Chase & Co	$3,840
	Morgan Stanley	$3,035
	Merrill Lynch & Co., Inc.	$1,347

		$21,792

Income Fund	American Express	$1,807
	Bank Of America	$774
	Capital One Financial Corporation	$1,221
	Citigroup, Inc.	$1,681
	Discover Financial Services	$854
	Goldman Sachs Group, Inc.	$2,110
	Morgan Stanley	$1,473
	Royal Bank of Scotland	$1,612
	Standard Chartered Bank	$1,164
	Wells Fargo & Company	$1,491

		$14,187

Low Duration Fund	American Express Centurion Bank	$1,000
	BA Credit Card Trust	$120
	Bank of America Corporation	$3,166
	The Bank of New York Mellon Corporation	$1,015
	Chase Issuance Trust	$2,994
	Citigroup Inc.	$2,410
	Citibank Credit Card Issuance Trust	$205
	Citibank Omni Master Trust	$2,083
	The Goldman Sachs Group, Inc.	$2,924
	JPMorgan Chase & Co.	$2,670
	Morgan Stanley	$2,397
	The Royal Bank of Scotland Group Public Limited Company	$3,092
	SLM Student Loan Trust	$6,324
	Wells Fargo & Company	$2,282

		$32,682

Ready Reserves Fund	Bank of America	$65,000
	Barclays Capital	$20,000
	Goldman Sachs	$65,000

		$150,000

(1)	The Global Small Cap Growth Fund commenced operations on April 10, 2013.

Disclosure of Portfolio Holdings. The Funds do not disseminate nonpublic information about portfolio holdings except in accordance with the Trust’s policies and procedures. The Trust’s policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holding information to be shared with the Trust’s service providers and others who generally need access to such information in the performance of their duties and responsibilities, such as the Trust’s Advisor, custodian, pricing services, fund accountants, independent public accountants, attorneys, officers and trustees. In addition, a Fund’s portfolio holdings may be discussed with third parties (e.g., broker/dealers) for the purpose of analyzing or trading such securities. Portfolio holding information may also be disclosed to rating agencies and companies that collect information about mutual funds (such as Morningstar, Inc., Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and Lipper, Inc.) only after its public disclosure.

Each Fund’s (except for the Small Cap Growth Fund, the Small Cap Value Fund and the Ready Reserves Fund) complete portfolio holdings as of the end of each calendar month are posted on the Trust’s website, www.williamblairfunds.com, on or about fifteen days after the month-end. The Small Cap Growth Fund’s and the Small Cap Value Fund’s complete portfolio holdings as of the end of each calendar month are posted on the Trust’s website on or about thirty days after the month-end. This posted information generally remains accessible for thirty days, until the Trust posts the information for the next calendar month to the Trust’s website. A Fund’s (except the Ready Reserves Fund) specific portfolio holdings may be disclosed sooner than fifteen or thirty days, as applicable, after the month-end if they are publicly disseminated (e.g., via the Trust’s website or interviews with the news media). The Ready Reserves Fund’s complete portfolio holdings as of the end of each calendar month are posted on the Trust’s website on the fifth business day after the month-end. This posted information remains accessible on the Trust’s website for at least six months after the date it was first posted.

Any disclosure of portfolio holdings or characteristics not addressed by the Trust’s policies and procedures must be submitted to the Chief Compliance Officer for review before dissemination. Prior to such disclosure, the Chief Compliance Officer must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund and that the recipient assents or otherwise has a duty to keep information confidential and agrees in writing not to disclose, trade or make any investment recommendation based on the information received. No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings information.

The Chief Compliance Officer provides the Board of Trustees with reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. Each Fund discloses its portfolio holdings to the extent required by law.

INVESTMENT POLICIES AND RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions for each Fund that, along with the Fund’s investment objective, cannot be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the lesser of (a) 67% of the shares of the portfolio at a meeting where more than 50% of the outstanding voting shares of the Fund are present in person or by proxy; or (b) more than 50% of the outstanding voting shares of the Fund. Each Fund has elected to be classified as a diversified series of an open-end management investment company. As a diversified series of an open-end management investment company, each Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. Each Fund’s election to be classified as diversified under the 1940 Act may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund. All percentage restrictions on investments apply at the time the investment is made and shall not be considered to violate the applicable limitation unless, immediately after or as a result of the investment, a violation of the restriction occurs. There can be no assurance that a Fund will meet its investment objective.

Except as otherwise noted, the following fundamental investment restrictions apply to each Fund:

Concentration. Each Fund except the Global Small Cap Growth Fund, the International Leaders Fund, the Small-Mid Cap Value Fund and the Ready Reserves Fund:

The Fund will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities.

This restriction also does not limit the Fund from investing in instruments, such as repurchase agreements, secured by obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Global Small Cap Growth Fund, International Leaders Fund and Small-Mid Cap Value Fund: The Fund will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities issued by governments or political subdivisions of governments.

This restriction also does not limit the Fund from investing in instruments, such as repurchase agreements, secured by obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Ready Reserves Fund: The Fund will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry; provided, however, that the Fund reserves the freedom of action to invest up to 100% of its total assets in securities or instruments issued by domestic banks, which include certificates of deposit, time deposits, bankers’ acceptances and repurchase agreements.

The SEC staff currently interprets concentration to mean investing more than 25% of a fund’s net assets in a particular industry or group of industries.

Senior Securities and Borrowing. The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

Underwriting. The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Real Estate. The Fund may not purchase or sell real estate unless the real estate is acquired as a result of ownership of securities or other instruments; and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interest therein.

Commodities. Each Fund except the Global Small Cap Growth Fund, the International Leaders Fund, the Emerging Markets Small Cap Growth Fund, the Large Cap Value Fund and the Small-Mid Cap Value Fund:

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent the Fund from engaging in transactions involving futures contracts, options or other derivative instruments or investing in securities that are secured by physical commodities.

Global Small Cap Growth Fund, International Leaders Fund, Emerging Markets Small Cap Growth Fund, Large Cap Value Fund and Small-Mid Cap Value Fund:

The Fund may not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent the Fund from engaging in transactions involving futures contracts, options or other derivative instruments or investing in securities that are secured by commodities.

Lending. The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

The following are each Fund’s non-fundamental operating policies, which may be changed by the Trust’s Board of Trustees without shareholder approval.

The Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Growth Fund, Global Leaders Fund, Global Small Cap Growth Fund, International Growth Fund, International Equity Fund, Institutional International Growth Fund, Institutional International Equity Fund, International Leaders Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Small Cap Growth Fund, Large Cap Value Fund, Small Cap Value Fund, Mid Cap Value Fund and Small-Mid Cap Value Fund may not:

(1)	Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

(2)	Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff and provided that transactions in futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(3)	Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

Under normal market conditions, the Large Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of large cap companies.

Under normal market conditions, the Small Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small cap companies.

Under normal market conditions, the Mid Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of mid cap companies.

Under normal market conditions, the Small-Mid Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small and mid cap companies.

Under normal market conditions, the Global Leaders Fund invests at least 80% of its total assets in a diversified portfolio of equity securities, including common stock and other forms of equity investment (e.g., securities convertible into common stocks), issued by companies of all sizes worldwide that the Advisor believes have above-average growth, profitability and quality characteristics.

Under normal market conditions, the Global Small Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small cap companies.

Under normal market conditions, the International Growth Fund and Institutional International Growth Fund each invest at least 80% of its total assets in a diversified portfolio of equity securities, including common stock and other forms of equity investment (e.g., securities convertible into common stocks), issued by companies of all sizes domiciled outside the U.S. that the Advisor believes have above-average growth, profitability and quality characteristics.

Under normal market conditions, the International Equity Fund and the Institutional International Equity Fund each invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.

Under normal market conditions, the International Small Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small cap companies.

Under normal market conditions, the Emerging Markets Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in emerging markets securities.

Under normal market conditions, the Emerging Markets Leaders Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in emerging markets securities.

Under normal market conditions, the Emerging Markets Small Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market small cap companies.

Under normal market conditions, the Large Cap Value Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large cap companies.

Under normal market conditions, the Mid Cap Value Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid cap companies.

Under normal market conditions, the Small Cap Value Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small cap companies.

Under normal market conditions, the Small-Mid Cap Value Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small cap and mid cap companies.

Under normal market conditions, the Bond Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds.

Each Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policy.

With respect to the Growth Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small Cap Growth Fund, the Small-Mid Cap Growth Fund, the Large Cap Value Fund, the Small Cap Value Fund, the Mid Cap Value Fund and the Small-Mid Cap Value Fund: each Fund may invest up to 15% of its net assets (20% for the Small Cap Growth Fund, the Large Cap Value Fund and the Small-Mid Cap Value Fund) in foreign securities, which may include American Depository Receipts or substantially similar investments that are based on foreign securities; however, each Fund may invest only up to 5% of its net assets directly in foreign securities.

With respect to the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Growth Fund, Institutional International Growth Fund, the International Equity Fund, the Institutional International Equity Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Markets Leaders Fund and the Emerging Markets Small Cap Growth Fund: for liquidity purposes, up to 20% of the Fund’s assets may be held in cash (U.S. dollars and foreign currencies) or in short-term securities and domestic and foreign money market instruments, such as government obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper and short-term corporate debt securities. None of the Funds have specific rating requirements for their short-term securities; however, the Advisor presently does not intend to invest more than 5% of any Fund’s net assets in securities rated lower than investment grade.

The Bond Fund, Income Fund, Low Duration Fund and Ready Reserves Fund may not:

(1)	Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer.

(2)	Purchase more than 10% of any class of securities of any issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class.

The Bond Fund, Income Fund and Low Duration Fund may not:

(1)	Make short sales of securities or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions, provided that the Fund may engage in sales of to-be-announced (TBA) securities and that transactions in futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)	Purchase common stocks.

(3)	Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

The Income Fund and Low Duration Fund may not:

(1)	Purchase preferred stocks, convertible preferred bonds or other equity securities.

The Ready Reserves Fund may not:

(1)	Make short sales of securities or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(2)	Invest in illiquid securities if, as a result of such investment, more than 5% of its net assets would be invested in illiquid securities.

INVESTMENT PRACTICES

The Prospectus describes each Fund’s investment objective as well as certain investment policies and investment techniques that the Fund may employ in pursuing its investment objective. The following discussion supplements the discussion contained in the Prospectus, including the Investment Glossary at the end of the Prospectus. Not all of the Funds may invest in all of the types of investments listed below.

Borrowings. Note: Presently, the Funds only intend to borrow from banks for temporary or emergency purposes. However, each Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).

Business Development Companies (“BDCs”). Consistent with its investment objective and policies and subject to the limitations of the 1940 Act, each Fund may invest in BDCs. BDCs are a type of closed-end fund regulated under the 1940 Act, which typically invest in and lend to small- and medium-sized private companies that may lack access to public equity markets for capital raising. Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. Additionally, BDCs must make available significant managerial assistance to the issuers of such securities. BDCs are not taxed on income distributed to shareholders provided they qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Funds will indirectly bear their proportionate share of any management and other expenses charged by the BDCs in which they invest.

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management’s ability to meet the BDC’s investment objective, and management’s ability to manage the BDC’s portfolio during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.

Collateralized Obligations. General Information on Mortgage-Backed Securities. Collateralized obligations include mortgage-backed collateralized obligations (“mortgage-backed securities”). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There currently are three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation); (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but that usually have some form of private credit enhancement.

The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective duration of the mortgage-backed security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-backed security, the volatility of such mortgage-backed security can be expected to increase. For example, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce it.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Guaranteed Mortgage Pass-Through Securities. Mortgage pass-through securities represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the services of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which a Fund will invest will include those issued or guaranteed by GNMA, FNMA and FHLMC.

GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates (“Ginnie Mae Certificates”) that are based upon and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. Ginnie Mae Certificates represent a pro rata interest in one or more pools of eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the United States Treasury with no limitations as to amount.

FNMA is a federally chartered corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing the holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans) and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government. FNMA has limited rights to borrow from the United States Treasury.

FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

FHLMC guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. FHLMC also guarantees to each holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not always guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs last, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government. FHLMC has limited rights to borrow from the United States Treasury.

Until 2008, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing them in the conservatorship of the Federal Housing Finance Agency, a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into senior preferred stock purchase agreements (“SPSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The SPSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that was available to FNMA and FHLMC until December 31, 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which terminated on December 31, 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful, or, with respect to initiatives that have expired, that the U.S. Treasury would undertake similar initiatives in the future.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities (“private pass-throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private pass-throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private pass-throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. See “Types of Credit Support,” below.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage TBAs. A Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (“Mortgage TBAs”). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. To the extent a Fund purchases or sells Mortgage TBAs, the Fund is subject to the risk that the counterparty may fail to consummate the transaction, which could cause the Fund to miss the opportunity to obtain a price or yield considered to be advantageous. Mortgage TBAs may also have a leverage-like effect on a Fund and may cause a Fund to be more volatile. To the extent a Fund “rolls over” Mortgage TBAs prior to the settlement date the Fund may experience higher portfolio turnover and increased taxable gains. In addition, when a fund sells Mortgage TBAs, it incurs risks similar to those incurred in short sales. For example, when a Fund sells Mortgage TBAs without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

Mortgage Dollar Rolls. In a mortgage dollar roll transaction, one party sells mortgage-backed securities, principally Mortgage TBAs, for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Fund enters into mortgage dollar rolls, the Fund will segregate assets in an amount at least equal to the dollar amount of the Fund’s obligation to repurchase securities (plus any accrued interest). During the period between the sale and repurchase in a mortgage dollar roll transaction, a Fund will not be entitled to receive interest and principal payments on securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains. The benefits of mortgage dollar rolls may depend upon the Advisor’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage-backed securities. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage-backed securities, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all the interest (the interest-only or “IO” class), while the other class will receive all the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity. If the underlying mortgage-backed securities experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed and, accordingly, may have less liquidity than other securities. A Fund will invest only in IO and PO class mortgage obligations collateralized by securities guaranteed by the U.S. Government.

Types of Credit Support. Mortgage-backed and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To mitigate the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “overcollateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based upon historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. A Fund, consistent with its investment objective and policies, may invest in these and other types of asset-backed securities that may be developed in the future.

As with mortgage-backed securities, the yield characteristics of asset-backed securities differ from traditional debt securities. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. See “General Information on Mortgage-Backed Securities,” above. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Although certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities, during any particular period the predominant factors affecting prepayment rates on mortgage-backed securities and asset-backed securities may be different.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the services were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Inverse Floaters. The Bond Fund, the Income Fund and the Low Duration Fund may invest in mortgage derivative products like inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. The income from an inverse floater may be magnified to the extent that its rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of magnification in an inverse floater, the greater the volatility in its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The coupon of an inverse floating rate note moves inversely to the movement of interest rates. In addition, mortgage-backed inverse floaters will experience approximately the same changes in average lives and durations that other comparable fixed-rate mortgage-backed bonds do when prepayments rise and fall with declines and increases in interest rates. In a rising interest rate environment, the declining coupon coupled with the increase in the average life can magnify the price decline relative to a fixed-rate obligation. Conversely, rate declines increase coupon income and gradually shorten the average life, which tends to amplify the price increase. Inverse floaters are typically priced based on a matrix.

Convertible Securities. Convertible securities are bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Funds may invest are either fixed income or zero coupon debt securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. The Bond Fund will not convert or exchange convertible securities it owns into the underlying shares of common stock.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds.

Derivative Instruments. In General. The Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Growth Fund, Global Leaders Fund, Global Small Cap Growth Fund, International Growth Fund, Institutional International Growth Fund, International Equity Fund, Institutional International Equity Fund, International Leaders Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Small Cap Growth Fund, Large Cap Value Fund, Small Cap Value Fund, Mid Cap Value Fund, Small-Mid Cap Value Fund, Bond Fund, Income Fund and Low Duration Fund may use derivative instruments solely for the purpose of bona fide hedging or risk management. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets, such as securities, currencies or commodities. These “other assets” are commonly referred to as “underlying assets.”

A derivative instrument generally consists of, is based upon or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (“OTC”) options (including caps, floors, collars and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

A forward is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

Hedging. The Funds may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to “lock-in” realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

Managing Risk. The Funds may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt or foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than “traditional” securities (i.e., stocks or bonds) would.

Exchange and OTC Derivatives. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized derivatives contracts traded on a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

(1) Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor’s decision to engage in a derivative transaction will reflect its judgment that the derivative transaction will provide value to the Funds and their shareholders and is consistent with the Funds’ objectives, investment limitations and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund’s entire portfolio and investment objective.

(2) Counterparty Risk. The Funds will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Funds will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

(3) Correlation Risk. When a derivative transaction is used to hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the hedged position are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(4) Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction. The Funds might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when they take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Funds were unable to close out their positions in such instruments, they might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured or was closed out. The requirements might impair the Funds’ ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Funds sell a portfolio security at a disadvantageous time. The Funds’ ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Funds.

(5) Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside gain in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or “Interconnection” Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

General Limitations. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission (“CFTC”) and various state regulatory authorities. In addition, the Funds’ ability to use derivative instruments may be limited by certain tax considerations. Effective December 31, 2012, the CFTC adopted certain regulatory changes that subject registered investment companies and advisors to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps, or if the fund markets itself as providing investment exposure to such instruments. To the extent the Funds use CFTC-regulated futures, options and swaps, they intend to do so below such prescribed levels and will not market themselves as “commodity pools” or vehicles for trading such instruments. Accordingly, the Advisor has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Funds under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” for the Funds under the CEA.

Certain derivatives transactions expose a Fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, derivatives such as swaps, futures, forwards, and options.

In order for a Fund not to consider certain derivatives transactions borrowings under the 1940 Act, the Fund will either (1) segregate cash or liquid assets or (2) otherwise “cover” its future obligations under the transactions such as by holding an offsetting investment. The amount that needs to be segregated for a particular derivative investment will vary by investment. A Fund may be required to segregate the entire value of the investment or the daily net (mark-to-market) obligation. To the extent a Fund is only required to segregate the daily mark-to-market obligation, the Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract which may increase the risk associated with such transactions.

Assets used as segregation or “cover” cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets for segregation and “cover” purposes could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Segregating assets or otherwise “covering” for these purposes does not necessarily limit the percentage of the assets of the Fund that may be at risk with respect to certain derivative transactions.

Options. The Funds may use options for any bona fide hedging or risk management purpose. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Funds may buy or write (sell) put and call options on assets, such as securities, currencies, futures, financial commodities and indices of debt and equity securities and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Funds may include European, American and Bermuda style options. If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option. If it is exercisable only at certain times, it is a “Bermuda” option.

The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Funds to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Funds will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Funds could be considered illiquid. Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Funds will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Funds may effectively terminate a right or obligation under an option by entering into a closing transaction. For example, the Funds may terminate an obligation under a call or put option that they had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Funds may terminate a position in a put or call option they had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Funds to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Funds and the other party to the transaction (“counterparty”) (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Funds purchase or write an OTC option, they rely on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Funds as well as the loss of any expected benefit of the transaction.

The Funds’ ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Funds will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that the Funds will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Funds might be unable to close out an OTC option position at any time prior to its expiration. If the Funds were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Funds also may engage in options transactions as described above on securities indices and other financial indices and, in so doing, can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

Futures Contracts. The Funds may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies and contracts based on financial indices, including indices of U.S. Government securities or equity or foreign government securities. The Funds may also purchase put and call options, and write covered put and call options, on futures in which they are allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Funds may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Funds will engage in this strategy only when the Advisor believes it is more advantageous to the Funds than purchasing the futures contract.

The Funds may use futures contracts solely for the purpose of bona fide hedging or risk management. A Fund’s primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if a Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract based upon a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index, as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

Although techniques other than sales and purchases of futures contracts could be used to reduce the Funds’ exposure to market or interest rate fluctuations, the Funds may be able to hedge their exposure more effectively and perhaps at a lower cost through the use of futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument, index, security or commodity for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, security or commodity or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Funds realize a gain; if it is more, the Funds realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Funds realize a gain; if it is less, the Funds realize a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Funds upon entering into a futures contract. Instead, at the inception of a futures contract, the Funds are required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Funds at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Funds may be required by an exchange to increase the level of their initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Funds’ obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Funds have insufficient cash to meet daily variation margin requirements, they might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Funds were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, they could incur substantial losses. The Funds would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Funds would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Swap Agreements. The Funds may enter into interest rate, securities index, commodity or security and currency exchange rate swap agreements and related caps, floors and collars. The Funds will use such instruments solely for the purpose of bona fide hedging or risk management, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return or spread. The Funds also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Funds anticipate purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements may include caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that a specified index exceeds a specified rate or amount, or “cap;” floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that a specified index falls below a specified level, or “floor;” and collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against movements interest or values exceeding given minimum or maximum levels.

The Bond Fund, the Income Fund and the Low Duration Fund may also enter into credit default swaps. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. Credit default swaps are used as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A Fund may be a buyer or seller of a credit default swap. Where a Fund is a seller of credit protection, it adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap which would be offset to the extent of its uncommitted cash or cash equivalents. A Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If a Fund is a buyer of a credit default swap and no credit event occurs, a Fund will lose its premium payment and recover nothing. However, if a Fund is a buyer and a credit event occurs, a Fund will receive the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or a payment equal to the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. As a seller, a Fund receives a fixed rate of income reflecting the buyer’s premium payments through the term of the contract (typically between six months and three years), provided that there is no credit event. If a credit event occurs, a Fund must pay the buyer the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value and may be more susceptible to liquidity and credit risk.

The “notional amount” of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Funds, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Funds’ obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. A Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash and/or other appropriate liquid assets.

Whether the Funds’ use of swap agreements will be successful in furthering their investment objectives will depend, in part, on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, swaps with these features are less liquid. Moreover, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements.

The Funds will enter swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Funds will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the Commission recently defined as “swaps” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swaptions. Mandatory exchange-trading and clearing will take place on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing.

Additional Derivative Instruments and Strategies. In addition to the derivative instruments and strategies described above and in the Prospectuses, the Advisor expects additional derivative instruments and other hedging or risk management techniques to develop from time to time. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Funds’ investment objective and permitted by the Funds’ investment limitations, operating policies and applicable regulatory authorities.

Foreign Securities. Each Fund may invest in foreign securities. The Bond Fund, the Income Fund, the Low Duration Fund and the Ready Reserves Fund may only invest in U.S. dollar denominated foreign securities. The Bond Fund and the Low Duration Fund may invest in securities issued by foreign governments, agencies and corporations. The Income Fund may invest in securities issued by foreign corporations. The Ready Reserves Fund and the Low Duration Fund may invest in foreign money market instruments. Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Most of the foreign securities held by the Funds will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Foreign companies and, in particular, companies in smaller and emerging markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies.

The costs attributable to foreign investing that a Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging markets. For example, the costs of maintaining custody of foreign securities exceeds custodian costs for domestic securities and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income and capital gains from certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which a Fund would be subject. In addition, a Fund may invest in passive foreign investment companies, which are subject to additional federal income tax considerations, as described further in the “General Trust Information—Federal Income Tax Matters” section.

The economies of individual emerging market and developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) the absence of a capital market structure or market-oriented economy; and (vi) the possibility that favorable economic developments may be slowed or reversed by unanticipated economic, political or social events in such countries.

In addition, many countries in which the Funds may invest have experienced substantial, and in some periods extremely high, rates of inflation in the past. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.

Investments in some foreign countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to portfolio shareholders. Further, no accounting standards exist in certain foreign countries.

The Funds endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in the value of such portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The system of share registration and custody in some emerging market countries may create certain risks of loss (including in some cases the risk of total loss) and the Funds may be required to establish special custodial or other arrangements before making investments in these countries. There is an increased risk of uninsured loss due to lost, stolen or counterfeit stock certificates or unauthorized trading, or other fraudulent activity.

Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative affect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Depository Receipts. Foreign securities may be purchased through depository receipts, including American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European receipts evidencing a similar arrangement. For purposes of the Funds’ investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADR, EDR and GDR depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders with respect to the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depository receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

China A Shares. Pursuant to an exemptive order granted by the Securities and Exchange Commission to the Trust and the Advisor, each Fund’s portfolio management team, subject to the Fund’s investment objective and policies, may seek investment exposure to China A shares (i.e., stocks of Chinese companies listed on mainland China stock exchanges which are denominated and traded in Chinese renminbi) by investing in the William Blair China-A Share Fund, LLC (the “A Share Fund”), a private commingled investment vehicle advised by William Blair. The A Share Fund, under normal market circumstances, will invest up to 100% of its net assets in A shares of Chinese companies. The A Share Fund has a broad investment mandate without regard to market capitalization, industry sector or other criteria. China A shares are only available for purchase by Chinese investors and Qualified Foreign Institutional Investors (“QFII”). The Chinese government has granted William Blair a QFII license and has currently allotted William Blair a quota of $100 million that William Blair may invest in China A shares on behalf of the Funds and William Blair’s other clients. William Blair has established the A Share Fund as the entity that will invest in and hold China A shares on behalf of the Funds and William Blair’s other clients. Access to quota through the A Share Fund is a limited opportunity and purchases and redemptions of the A Share Fund among the Funds and the Advisor’s other clients are allocated in accordance with procedures adopted by the Advisor. William Blair’s quota amount may be reduced or revoked by the Chinese government at any time, including if redemptions reduce the amount invested in China A shares by the A Share Fund below the current quota amount. Interests in the A Share Fund may only be redeemed on a monthly basis and redemptions may be further limited by currency repatriation restrictions imposed by the Chinese government. A Fund’s investment in the A Share Fund will be illiquid and subject to the Fund’s policy of investing no more than 15% of its net assets in illiquid securities.

Investments in China A shares through the A Share Fund are subject to risk, including the risks associated with foreign investments and emerging markets described above. The Chinese securities markets are emerging markets characterized by relatively low trading volume, resulting in substantially less liquidity and greater price volatility. The laws, regulations, including the regulations allowing QFIIs to invest in China A Shares, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions. Economic growth in China has also historically been accompanied by periods of high inflation. In recent periods, the Chinese government has implemented various measures to control inflation. If inflation control measures do not succeed, the performance of the Chinese economy could be negatively impacted. The Chinese system of taxation is not as well settled as that of non-emerging market countries and changes in the Chinese tax system may have retroactive effects. In addition, any taxes imposed on the earnings of the A Share Fund will reduce the overall returns of the A Share Fund. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. The securities markets in China have a limited operating history and are not as developed as those in the United States. These markets tend to be smaller in size, have less liquidity and have greater volatility than markets in the United States and some other countries. In addition, there is less regulation and monitoring of Chinese securities markets.

Forward Foreign Currency Transactions. The foreign securities held by each Fund, except the Bond Fund, the Income Fund, the Low Duration Fund and the Ready Reserves Fund, will usually be denominated in foreign currencies and the Funds may temporarily hold foreign currency in connection with such investments. As a result, the value of the assets held by the Funds may be affected favorably or unfavorably by changes in foreign currency exchange rates, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have historically experienced a steady devaluation relative to the U.S. dollar. Any continued devaluations in the currencies in which a Fund’s securities are denominated may have a detrimental impact on that Fund.

A Fund may enter into forward foreign currency contracts (“forward currency contracts”) in an effort to control some of the uncertainties of foreign currency rate fluctuations. The Funds may engage in forward currency contracts as an attempt to hedge against changes in foreign currency exchange rates affecting the values of securities that the Funds hold or intend to purchase. A forward currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Funds will not engage in forward currency contracts in which the specified future date is more than one year from the time of entering into the contract. The Funds will not enter into a forward currency contract if such contract would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds’ securities or other assets denominated in that currency.

The Funds may use forward currency contracts to fix the value of certain securities it has agreed to buy or sell. For example, when a Fund enters into a contract to purchase or sell securities denominated in a particular foreign currency, the Fund could effectively fix the maximum cost of those securities by purchasing or selling a forward currency contract, for a fixed value of another currency, in the amount of foreign currency involved in the underlying transaction. In this way, a Fund can protect the value of securities in the underlying transaction from an adverse change in the exchange rate between the currency of the underlying securities in the transaction and the currency denominated in the forward currency contract during the period between the date the security is purchased or sold and the date on which payment is made or received.

The Funds may also use forward currency contracts to hedge the value, in U.S. dollars, of securities it currently owns. For example, if a Fund held securities denominated in a foreign currency and anticipated a substantial decline (or increase) in the value of that currency against the U.S. dollar, the Fund may enter into a forward currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency.

Upon the maturity of a forward currency transaction, a Fund may either accept or make delivery of the currency specified in the contract or, at any time prior to maturity, enter into a closing transaction that involves the purchase or sale of an offsetting contract. An offsetting contract terminates a Fund’s contractual obligation to deliver the foreign currency pursuant to the terms of the forward currency contract by obligating the Fund to purchase the same amount of the foreign currency, on the same maturity date and with the same currency trader, as specified in the forward currency contract. The Funds realize a gain or loss as a result of entering into such an offsetting contract to the extent the exchange rate between the currencies involved moved between the time of the execution of the original forward currency contract and the offsetting contract.

The use of forward currency contracts to protect the value of securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities the Fund owns or intends to acquire, but it does fix a future rate of exchange. Although such contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward currency contracts to a Fund will depend on the ability of the Advisor to accurately predict future currency exchange rates.

Foreign Currency Futures. Each Fund, except the Bond Fund, the Income Fund, the Low Duration Fund and the Ready Reserves Fund, may enter into foreign currency futures. Generally, foreign futures contracts will be executed on a U.S. exchange. To the extent they are not, however, engaging in such transactions will involve the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic (U.S.) exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the exchange may be liquidated by a transactionon the appropriate domestic market. Moreover, applicable laws or regulations will vary depending on the foreign country in which the foreign futures transaction occurs. Therefore, entities (such as the Funds) that trade foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, CFTC regulations, the rules of the National Futures Association or those of a domestic (U.S.) exchange. In particular, monies received from customers for foreign futures transactions may not be provided the same protections as monies received in connection with transactions on U.S. futures exchanges. In addition, the price of any foreign futures and, therefore, the potential profits and loss thereon, may be affected by any variance in the foreign exchange rate between the time the order for the futures contract is placed and the time it is liquidated, offset or exercised.

High-Yield/High-Risk Securities. Each Fund, except the Income Fund, the Low Duration Fund and the Ready Reserves Fund, may invest in high-yield/high-risk securities. High-yield/high-risk securities (or “junk” bonds) are debt securities rated below investment grade by the primary rating agencies (such as Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Service, Inc.). The Bond Fund may only invest up to 10% of its net assets in high-yield securities. The other Funds do not currently expect any significant investment in high-yield securities.

High-yield securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. Issuers of such high-yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a Fund’s net asset value.

A Fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high-yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund’s assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

Hybrid Bonds. The Bond Fund may invest in hybrid bonds. Hybrid bonds are securities that have debt and equity characteristics. Like other bonds, hybrid bonds have periodic coupon payments and a stated maturity and the issuer pays interest pre-tax. Like equity securities, hybrid bonds fall below senior debt in an issuer’s capital structure and have features that allow the issuer to skip payments without defaulting.

Illiquid Securities. Illiquid securities are securities that are not readily marketable. The Board of Trustees, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Board of Trustees.

The Board of Trustees has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight for such determinations. The Board of Trustees has approved procedures that allow the Advisor to deem Section 4(2) commercial paper liquid only if the Advisor determines that there is no significant difference between Section 4(2) commercial paper and traditional commercial paper based upon an evaluation of the following characteristics: (i) market characteristics, such as the nature of the security and the nature of marketplace trades; (ii) trading characteristics, such as the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers; and (iii) the quality of the issue or issuer. With respect to a Fund’s foreign holdings or unregistered securities, a foreign or unregistered security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market or resold to institutional investors and the facts and circumstances support a finding of liquidity.

Investment Companies. Subject to the provisions of the 1940 Act (including exemptive relief granted by the Securities and Exchange Commission to other registered investment companies on which the Funds may rely), each Fund, except the Income Fund and Ready Reserves Fund, may invest in the shares of investment companies that may include exchange-traded funds or business development companies. Investment in other investment companies may provide advantages of diversification and increased liquidity; however, there may be duplicative expenses, such as advisory fees or custodial fees. Several foreign governments permit investments by non-residents in their markets only through participation in certain investment companies specifically organized to participate in such markets. In addition, investments in unit trusts and country funds permit investments in foreign markets that are smaller than those in which a Fund would ordinarily invest directly. Investments in such pooled vehicles should enhance the geographical diversification of a Fund’s assets, while reducing the risks associated with investing in certain smaller foreign markets. Investments in such vehicles should provide increased liquidity and lower transaction costs than are normally associated with direct investments in such markets; however, there may be duplicative expenses, such as advisory fees or custodial fees. The Funds may invest a portion of their assets into shares of the Ready Reserves Fund. The Advisor reduces the advisory fee it receives from a Fund to the extent a Fund is invested in the Ready Reserves Fund.

Lending. The Funds have no present intentions to lend portfolio securities.

Limited Liability Companies (“LLCs”). Consistent with its investment objective and policies and subject to the limitations of the Code and the 1940 Act, each Fund may invest in common units or other securities of LLCs, including preferred units, subordinated units and debt securities. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation. LLCs typically do not pay federal income tax at the entity level and are typically required by their operating agreements to distribute a large percentage of their current operating earnings. In the event of liquidation, LLC common unit holders have a right to the LLC’s remaining assets after bond holders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the-counter.

New Companies. The Growth Fund, the Large Cap Fund, the Small Cap Growth Fund, the Mid Cap Growth Fund, the Small-Mid Cap Growth Fund, the Global Leaders Fund, the Global Small Cap Growth Fund, the International Growth Fund, the International Equity Fund, the Institutional International Growth Fund, the Institutional International Equity Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Small Cap Growth Fund, the Large Cap Value Fund, the Small Cap Value Fund, the Mid Cap Value Fund and the Small-Mid Cap Value Fund may invest their assets in the securities of companies with continuous operations of less than three years (“new companies”). Investments in new companies involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of new companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Funds to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. Therefore, an investment in the Funds may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

Publicly Traded Partnerships. Publicly traded partnerships are limited partnerships (or limited liability companies), the units of which are listed and traded on a securities exchange. The Funds may invest in publicly traded partnerships that are treated as partnerships for federal income tax purposes. These include master limited partnerships (“MLPs”) and other entities qualifying under limited exceptions in the Code. Many MLPs derive income and capital gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource, or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required for federal income tax purposes to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by a Fund are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Funds. In addition, the value of a Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet current federal income tax requirements to maintain partnership status, or if it is unable to do so because of federal income tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay federal income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income for federal income tax purposes. As a result, there could be a reduction in a Fund’s cash flow and there could be a material decrease in the value of that Fund’s shares. A Fund will not acquire any interests in MLPs that are believed to expose the assets of the Fund to liabilities incurred by the MLP.

Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. “Equity” REITs invest primarily in real estate that produces income from rentals. “Mortgage” REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. REITs issue stocks and most REIT stocks trade on the major stock exchanges or over-the-counter. REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of a REIT to continue to qualify as a REIT for federal income tax purposes would have an adverse effect upon the value of an investment in that REIT.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. The Advisor will review and monitor the creditworthiness of broker-dealers and banks with which a Fund enters into repurchase agreements. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

Restricted Securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund would be in a position where more of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Advisor), than is permitted by its investment restrictions, the Fund will take such steps as it deems advisable, if any, to protect liquidity.

Royalty Income Trusts. A royalty income trust is a trust whose securities are listed on a securities exchange, generally in Canada or the U.S., and that controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. Royalty income trusts generally pay out to unit holders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on royalty income trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policies adopted. As a result of distributing the bulk of their cash flow to unit holders, the ability of a royalty income trust to finance internal growth through exploration is limited. Royalty income trusts generally grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Royalty income trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

Small Companies. While smaller companies generally have the potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. These risks are intensified for investments in micro-cap companies. Investors should be aware that, based on the foregoing factors, an investment in Small Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Growth Fund, Global Leaders Fund, Global Small Cap Growth Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Markets Small Cap Growth Fund, Small Cap Value Fund, the Mid Cap Value Fund, Small-Mid Cap Value Fund and, to a lesser extent, the Growth Fund, the Large Cap Growth Fund, the International Growth Fund, the Institutional International Growth Fund, International Equity Fund, Institutional International Equity Fund, International Leaders Fund, Emerging Markets Leaders Fund, and Large Cap Value Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Advisor’s research efforts may also play a greater role in selecting securities for the portfolio than in a fund that invests in larger, more established companies.

Special Purpose Acquisition Companies. The Growth Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small-Mid Cap Growth Fund, the Small Cap Growth Fund, the Global Leaders Fund, the Global Small Cap Growth Fund, the International Growth Fund, the Institutional International Growth Fund, the International Equity Fund, the Institutional International Equity Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Small Cap Growth Fund, the Large Cap Value Fund, the Mid Cap Value Fund, the Small-Mid Cap Value Fund and the Small Cap Value Fund may invest in stock, warrants and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover operating expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the SPAC dissolves and returns to investors their pro rata share of the assets. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition that will be subject to shareholder approval. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.

Temporary Defensive Position. Each Fund may significantly alter its make-up as a temporary defensive strategy. A defensive strategy will be employed if, in the judgment of the Advisor, investments in a Fund’s usual markets or types of securities become decidedly unattractive because of current or anticipated non-normal market conditions, including adverse economic, financial, political and social factors. For temporary defensive purposes, a Fund may invest up to 100% of its assets in other types of securities, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. At such time as the Advisor determines that a Fund’s defensive strategy is no longer warranted, a Fund will adjust its portfolio back to its normal complement of securities as soon as practicable. When a Fund is invested defensively, it may not meet its investment objective.

U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury, while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

U.S. Government securities may include “zero coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government securities in a Fund’s portfolio does not guarantee the net asset value of the shares of a Fund. There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time. Normally, the value of investments in U.S. Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as Ginnie Mae Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to a Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a Fund’s average portfolio maturity. As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued or Delayed Delivery Transactions. Each Fund may purchase newly issued securities on a when-issued basis and may purchase or sell portfolio securities on a delayed delivery basis (including on a to-be-announced (TBA) basis). When a Fund purchases securities on a when-issued or a delayed delivery basis, it becomes obligated to purchase the securities and it has all the rights and risks attendant to ownership of the securities, although delivery and payment occur at a later date. A Fund will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. A Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

At the time a Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. Normally, settlement occurs within one month of the purchase or sale.

To the extent a Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring securities consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes, but each Fund reserves the right to sell these securities before the settlement date if deemed advisable. To the extent required to comply with SEC Release No. IC-10666, when purchasing securities on a when-issued or delayed delivery basis, each Fund will segregate cash or liquid securities equal to the value of such contracts.

ADDITIONAL INFORMATION ABOUT THE FUNDS

General. The public offering price of all share classes of a Fund is the next determined net asset value. No initial sales charge or contingent deferred sales charge is imposed. Since a Fund’s shares are sold without an initial sales charge, the full amount of the investor’s purchase payment will be invested in shares for the investor’s account. Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by the Distributor or the transfer agent of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see “General Trust Information” — “Determination of Net Asset Value”) and transmitted to the Distributor or the transfer agent prior to a specified time before the start of the next business day will be confirmed at a price based on the net asset value determined on the day the order was received by the dealer or financial services firm (“trade date”). The Funds reserve the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds’ shares. Some may establish a higher minimum investment requirement than established by the Funds. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients’ return. Firms also may hold the Funds’ shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds’ transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Distributor for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their client’s accounts for servicing including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and reimbursement of cash dividends. Such firms may receive compensation from the Funds through the Distributor for these services. This Statement of Additional Information should be read in connection with such firms’ material regarding their fees and services.

The Funds reserve the right to withdraw all or any part of the offering made by this Statement of Additional Information and reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Trust has authorized certain members of FINRA, other than the Distributor, to accept purchase and redemption orders for the Funds’ shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Funds’ behalf. Orders for purchase or redemption will be deemed to have been received by the Trust when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Trust and the broker, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized FINRA member, that member may, at its discretion, charge a fee for that service. The Trust and the Distributor each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trust and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

Summary of Fees Paid to William Blair & Company, L.L.C. for Class N Shares. In addition to an advisory fee, under a Distribution Plan, the Funds (except for the Ready Reserves Fund) pay a distribution fee to the Distributor, payable monthly, at the annual rate of 0.25% of average daily net assets of each Fund (0.15% of the Bond Fund, the Income Fund and the Low Duration Fund) attributable to Class N shares. The fee is accrued daily as an expense of Class N shares. Under separate Shareholder Administration Agreements, Class N shares of the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund and the Low Duration Fund also pay a shareholder administration fee, payable monthly, at an annual rate of 0.15% of average daily assets attributable to each Fund’s Class N shares.

Under the Service Agreement, the Ready Reserves Fund pays a shareholder service fee to the Advisor, payable monthly, at the annual rate of 0.35% of average daily net assets of the Fund attributable to Class N shares. The fee is accrued daily as an expense of Class N shares.

Summary of Fees Paid to William Blair & Company, L.L.C. for Class I Shares. In addition to an advisory fee, the Funds do not pay a distribution fee for Class I shares. Under separate Shareholder Administration Agreements, Class I shares of the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund and the Low Duration Fund pay a shareholder administration fee, payable monthly, at an annual rate of 0.15% of average daily net assets attributable to each Fund’s Class I shares.

Summary of Fees Paid to William Blair & Company, L.L.C. for Institutional Shares. The Institutional International Growth Fund, the Institutional International Equity Fund and Institutional Class shares of the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund and the Low Duration Fund pay an advisory fee but do not pay a distribution or shareholder administration fee.

Share Certificates. Share certificates will not be issued for any share class of the Funds.

Suspension of Redemption or Delay in Payment. The Trust may not suspend the right of redemption or delay payment on its shares for more than seven days except (a) during any period when the New York Stock Exchange is closed (other than on weekends and customary holidays); (b) when trading in the markets that the portfolio normally utilizes is restricted or any emergency exists as determined by the SEC, so that disposal of a Fund’s investments or determination of its net asset value is not reasonably practicable; or (c) for such other periods as the SEC may permit by order for protection of the Trust’s shareholders.

Special Redemptions. Although it is the present policy of all of the Funds to redeem shares in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment of large redemptions were made wholly in cash, the Funds will pay the redemption price in whole or in part by a distribution of portfolio instruments in lieu of cash, in conformity with the applicable rules of the SEC, taking such instruments at the same value used to determine net asset value and selecting the instruments in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurs, shareholders receiving instruments and selling them before their maturity could receive less than the redemption value of such instruments and could also incur transaction costs. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem portfolio shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the portfolio during any 90-day period for any one shareholder of record. Distributions of portfolio instruments in redemption of shares is a taxable event to the redeeming shareholder for federal income tax purposes.

Exchange Privilege. Shareholders of Class N and Class I shares may exchange their shares for shares of the corresponding class of other William Blair Funds in accordance with the provisions below.

Class N Shares. Class N shares of the William Blair Funds may be exchanged for each other at their relative net asset values.

Class I Shares. Class I shares of the William Blair Funds may be exchanged for each other at their relative net asset values. Class I shares may also be exchanged for Class N shares of the Ready Reserves Fund. Shareholders who purchase Class I shares of the Emerging Markets Leaders Fund solely because they have a brokerage account with William Blair & Company, L.L.C. and held Class I shares of the Fund on May 1, 2010 may only exchange their Class I shares of the Emerging Markets Leaders Fund for Class N shares of another William Blair Fund. Additionally, clients of William Blair & Company, L.L.C. whose shares were converted into Class I shares on September 30, 1999 may exchange their Class I shares only for the Class I shares of another Fund whose shares they held on September 30, 1999 and which shares were converted into Class I shares; otherwise, such clients may only exchange their Class I shares for Class N shares of another Fund.

General. Exchanges will be effected by redeeming your shares and purchasing shares of the other William Blair Fund or William Blair Funds requested. Shares of a William Blair Fund with a value in excess of $1 million acquired by exchange from another William Blair Fund may not be exchanged thereafter until they have been owned for 15 days (the “15 Day Hold Policy”). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The Funds reserve the right to reject any exchange order for any reason, including excessive, short-term (market timing) or other abusive trading practices that may disrupt portfolio management. Exchanges within 60 days of purchase from Class N or Class I shares of the William Blair global/international equity funds will be subject to a 2.00% redemption fee, and exchanges within 60 days of purchase from Class N or Class I shares of the William Blair domestic equity funds will be subject to a 1.00% redemption fee. The total value of shares being exchanged must at least equal the minimum investment requirement of the William Blair Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder’s adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other William Blair Funds from dealers, other firms or the Distributor. Exchanges may be accomplished by a written request or by telephone if the shareholder has given authorization. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for the William Blair Funds that are available for sale in the shareholder’s state of residence.

Conversion Privilege. Class N shareholders who are eligible to invest in Class I shares may request a conversion of their Class N shares to Class I shares of the same Fund, and Class I shareholders who are eligible to invest in Class N shares may request a conversion of their Class I shares to Class N shares of the same Fund, if such class is offered in the shareholder’s state of residence. For federal income tax purposes, a same-Fund conversion is not expected to result in the realization by the investor of a capital gain or loss.

GENERAL TRUST INFORMATION

Determination of Net Asset Value. For each Fund, net asset value is determined as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m., Central time (4:00 p.m. Eastern time). Net asset value is not determined on the days that the New York Stock Exchange is closed, which generally includes the observance of New Year’s Day, Dr. Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the net asset value for the Ready Reserves Fund is not calculated on the observance of Columbus Day and Veteran’s Day. Net asset value is not required to be computed on a day when no orders to purchase shares were received and no shares were tendered for redemption.

Ready Reserves Fund. As mentioned in the prospectus, the Ready Reserves Fund values its portfolio instruments at amortized cost in accordance with Rule 2a-7 under the 1940 Act, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount), rather than at current market value. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Calculations are made to compare the value of the Fund’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid price for such securities.

If a deviation of one-half of one percent or more were to occur between the net asset value per share calculated by reference to market values and the portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees determined would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Fund’s net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividends for the period during which they held shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

To use the amortized cost method of valuation, the Fund is limited to investing in instruments that the Board of Trustees has determined present minimal credit risks and that are within certain rating categories of a nationally recognized statistical rating organization.

Domestic Equity Securities. The market value of domestic equity securities is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, the mean between the last reported bid and ask prices.

Foreign Equity Securities. The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate, and as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, a Fund’s value for a security may be different from the last sale price (or the latest bid price).

Fixed-Income Securities. Fixed-income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Other Valuation Factors. Securities, and other assets, for which a market price is not available, is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the latest bid price), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

Federal Income Tax Matters. The following is intended to be a general summary of certain federal income tax consequences of investing in one or more Funds. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable federal income tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (“IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Fund Taxation. Each series (Fund) of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify in the future. As such, and by complying with the applicable provisions of the Code regarding the sources of its income, the amount and timing of its distributions and the diversification of its assets, each Fund generally will not be subject to federal income tax on its taxable income (including net short-term and net long-term capital gains) that is distributed to shareholders in accordance with the requirements of the Code. However, a Fund would be subject to federal income tax (currently at a maximum rate of 35%) on any undistributed taxable income.

In order to qualify as a regulated investment company, a Fund must, among other things, (i) derive at least 90% of its gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (“qualifying income”), (ii) distribute with respect to each taxable year an amount equal to or exceeding the sum of 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things dividends, interest and the excess of any net short-term capital gains over net long-term capital losses as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and 90% of its tax-exempt interest income, net of expenses allocable thereto and (iii) at the end of each fiscal quarter (a) maintain at least 50% of the value of its total assets in cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities with such other securities limited, with respect to each issuer, to an amount no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (b) have no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Each Fund intends to declare and make distributions during the calendar year of an amount sufficient to prevent imposition of a nondeductible 4% federal excise tax. The required distribution generally is the sum of (1) at least 98% of a Fund’s ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gain net income for the twelve-month period ending on October 31 of such calendar year and (3) the sum of all undistributed ordinary income and capital gain net income from any prior year, less any over-distribution from any prior year.

If in any taxable year a Fund fails to qualify as a regulated investment company under the Code, such Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, a Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would generally constitute dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders. Furthermore, individual and other non-corporate shareholders generally would be able to treat such distributions as “qualified dividend income” eligible for reduced rates of federal income taxation, provided certain holding period and other requirements are satisfied.

If a Fund invests in certain positions, such as zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Funds may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues, as discussed above.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Special federal income tax provisions may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of a Fund’s securities. Specifically, the mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options on broad-based equity indicies, forward contracts, futures and foreign currency futures held by a Fund at the end of its taxable year. Under these provisions, 60% of any gain or loss deemed to be recognized at the end of the Fund’s taxable year or arising from actual sales of such positions during the taxable year will generally be treated as long-term capital gain or loss, and 40% of any such gain or loss will generally be treated as short-term capital gain or loss. Although certain foreign currency forward contracts and foreign currency futures contracts are marked-to-market, any gain or loss related to foreign currency fluctuations is generally treated as ordinary income or loss under Section 988 of the Code (see below). In addition, the straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the portfolio has unrealized gains in offsetting positions at year end. Furthermore, a Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing such Fund to realize gain, but not loss, on the position.

Each Fund may invest to a limited degree in publicly traded partnerships that are treated as partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership, which generally includes MLPs, is treated as qualifying income from which a Fund must derive 90% of its gross income. However, at the end of each quarter of its taxable year, no more than 25% of the value of a Fund’s total assets may be invested in securities of qualified publicly traded partnerships. Income a Fund derives from an entity taxed as a partnership but not a qualified publicly traded partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. For federal income tax purposes, a Fund will be taxable on its allocable share of the income of an entity taxed as a partnership regardless of whether the Fund receives any distribution from the partnership. Thus, a Fund may be required to sell other securities in order to satisfy the distribution requirements imposed upon regulated investment companies and to avoid federal income and excise taxes. Distributions from a partnership to a Fund will constitute a return of capital to the extent of the Fund’s basis in the partnership. If a Fund’s basis is reduced to zero, distributions will constitute capital gains for federal income tax purposes. It is anticipated that the A Share Fund will be taxed as a partnership but not a qualified publicly traded partnership for federal income tax purposes.

Each Fund may invest to a limited degree in royalty income trusts. Distributions from such trusts will be treated as dividend income eligible under the 90% income test described above if the trust is treated as a corporation for U.S. federal income tax purposes. The Funds intend to invest only in royalty income trusts treated as corporations for U.S. federal income tax purposes.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions that involve certain foreign currency-denominated securities, certain foreign currency options, foreign currency forward contracts, foreign currencies or payables or receivables denominated in a foreign currency are generally subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. For example, if a Fund sold a foreign bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in higher net ordinary income, the dividends paid by the Fund will be increased.

If a Fund receives an “excess distribution” with respect to stock in a passive foreign investment company (“PFIC”), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. A foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under a qualified electing fund election that currently is available in certain circumstances, a Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. In addition, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Funds have elected, or intend to elect, to mark-to-market their investments, if any, in PFICs. A Fund’s intention to qualify annually as a regulated investment company may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

Shareholder Taxation. Shareholders will be subject to federal income taxes on distributions made by the Funds whether received in cash or additional shares of the Funds. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than qualified dividend income, if any, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by a Fund to its noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied at both the Fund and shareholder levels. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to noncorporate shareholders at a maximum federal income tax rate of 20%, without regard to how long a shareholder has held shares of a Fund. Distributions of net investment income received by corporate shareholders of the Fund may qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations during the year, provided that certain holding period and other requirements under the Code are satisfied at both the Fund and shareholder levels. Generally, however, dividends received on stocks of foreign issuers that are held by the Funds are not eligible for the dividends received deduction when distributed to the Funds’ shareholders.

To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by a Fund’s shareholders to be treated as qualified dividend income, the Fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with an exception for stock that is readily tradable on an established securities market in the United States) or (b) treated as a PFIC for its current or preceeding taxable year.

Distributions declared by a Fund during October, November or December to shareholders of record during such months and paid by January 31 of the following year will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they are declared, rather than in the calendar year in which they are received. After the close of each calander year, each Fund will notify its shareholders of the amount and type of dividends and distributions it paid.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such a period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain dividends paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (TIN), certify that it is correct, and certify that he, she or it is not subject to backup withholding under IRS regulations. If a shareholder fails to provide a TIN or the proper tax certifications, each Fund is required to withhold 28% of all the distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. Each Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The Global Leaders Fund, the Global Small Cap Growth Fund, the International Growth Fund, the Institutional International Growth Fund, the International Equity Fund, the International Leaders Fund, the Institutional International Equity Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Markets Leaders Fund and the Emerging Markets Small Cap Growth Fund may qualify for and make an election permitted under the “pass through” provisions of Section 853 of the Code, which allows a regulated investment company to elect to have its foreign tax credit taken by its shareholders. To be eligible for this credit, more than 50% of the value of the Fund’s total assets at the close of its taxable year must consist of stock or securities in foreign corporations, and the Fund must have distributed at least 90% of its (i) investment company taxable income (determined without regard to the deduction for dividends paid) and (ii) net tax-exempt interest income, if any, for such taxable year.

If a Fund makes this election, it may not take any foreign tax credit and may not take a deduction for foreign taxes paid. Instead, each shareholder would include in his, her or its gross income, and treat as paid by such shareholder, his, her or its proportionate share of the foreign taxes paid by the Fund and may take either a credit or deduction for such foreign taxes on his, her or its federal income tax return, subject in each case to certain limitations contained in the Code. No deduction may be claimed by a shareholder who does not itemize deductions for federal income tax purposes.

If a Fund is not eligible for the election to pass through to its shareholders their proportionate shares of any foreign taxes paid by the Fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund and will not be required to include such taxes in their gross income.

If the U.S. Government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the Global Leaders Fund, the Global Small Cap Growth Fund, the International Growth Fund, the Institutional International Growth Fund, the International Equity Fund, the Institutional International Equity Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Markets Leaders Fund and the Emerging Markets Small Cap Growth Fund, the Board of Trustees will promptly review such Funds’ policies to determine whether significant changes in its investments are appropriate.

Other Taxes. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding the application of federal, foreign, state and local taxes to their particular situation.

Non-U.S. investors who invest in the Funds when such investment is not treated as being effectively connected with the conduct of a U.S. trade or business will generally be subject to U.S. federal income tax treatment that is different from that described above and in the Prospectuses. Such investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as dividends and certain other payments from the Funds, and must provide the Funds with an effective IRS Form W-8 or authorized substitute for Form W-8. However, effective for taxable years of a Fund beginning before January 1, 2014, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in the Funds.

Retirement Plans. The Trust offers a variety of retirement investment programs whereby contributions are invested in shares of the Trust’s Funds and any income dividends or capital gain distributions are reinvested in additional full and fractional shares of the Fund.

The discussion below is a general summary of certain federal income tax rules pertaining to specific qualified retirement plans and accounts. These rules are complex and subject to many conditions and limitations. Investors are advised to consult with a tax professional regarding the application of these rules to their particular circumstances.

Individual Retirement Accounts. One type of tax-deferred retirement plan that may hold shares in the Funds is an Individual Retirement Account (“IRA”). There are two kinds of IRAs that an individual may establish: traditional IRAs and Roth IRAs. With a traditional IRA, an individual may be able to make a deductible contribution of up to the lesser of $5,500 (or $6,500 for those persons age 50 or older before the close of the taxable year) or the amount of the individual’s earned income. However, an individual can make deductible contributions to a traditional IRA only if he or she is under the age of 70 1/2 during the taxable tax year in which the contribution is made. In addition, an individual who is (or who has a spouse who is) an active participant in an employer-sponsored retirement plan may not be able to deduct the full amount of the IRA contributions; the amount, if any, of IRA contributions that are deductible by such an individual is determined by the individual’s (and spouse’s, if applicable) adjusted gross income for the year.

Even if an individual is not permitted to make a deductible contribution to an IRA for a taxable year, the individual may be able to make nondeductible contributions up to the lesser of $5,500 (or $6,500 for those 50 and over) or 100% of earned income for that year. A spouse may also contribute up to $5,500 (or $6,500 for those 50 and over) into his or her own IRA, subject to certain limitations. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Lump sum distributions from another qualified retirement plan may generally be rolled over into a traditional IRA tax-free if such amounts are rolled over within 60 days after receipt of the distribution. These rollovers may be subject to a 20% withholding, unless there is direct trustee-to-trustee transfer.

With a Roth IRA, an individual may make only nondeductible contributions; an individual can make contributions equal to the lesser of $5,500 (or $6,500 for those age 50 and older) or the amount of the individual’s earned income for any taxable year, reduced by the amount of contributions for the tax year made to all other IRAs, but only if the individual’s (and spouse’s, if applicable) modified adjusted gross income for the year is less than $112,000 for single individuals or $178,000 for married individuals. The maximum contribution amount phases out and falls to zero between $112,000 and $127,000 for single persons, and between $178,000 and $188,000 for married persons filing jointly and between $0 and $10,000 for married persons filing separately. Contributions to a Roth IRA may be made even after the individual attains age 70 1/2, unlike traditional IRAs. Distributions from a Roth IRA that satisfy certain requirements will not be includable in income when received. Distributions of earnings not satisfying these requirements will generally be taxable for federal income tax purposes. For taxable years beginning after December 31, 2009, all taxpayers regardless of adjusted gross income generally may convert a traditional IRA into a Roth IRA. The amounts that are converted from a traditional IRA to a Roth IRA are generally taxable in the year of conversion; however, excluded from federal income tax would be those amounts attributable to nondeductible or “after-tax” contributions.

Under the Code, an investor has at least seven days in which to revoke an IRA after receiving certain explanatory information about the plan. Individuals who have received distributions from certain qualified plans may roll over all or part of such distributions into an IRA, which will generally defer taxes on the distributions and shelter investment earnings.

Coverdell Education Savings Account. A Coverdell Education Savings Account, formerly known as an education IRA (“CESA”), provides a method for saving for education expenses of a child; it is not designed for retirement savings. Generally, amounts held in a CESA may be used to pay for qualified higher education expenses at an eligible (post-secondary) educational institution and can also be used to cover certain qualified elementary and secondary education expenses. An individual may contribute to a CESA for the benefit of a child under 18 years old if the individual’s income does not exceed certain limits. The maximum contribution for the benefit of any one child is $2,000 per year. Contributions are not deductible, but earnings accumulate federal income tax-free until withdrawal, and withdrawals used to pay qualified education expenses of the beneficiary (or transferred to a CESA of a qualified family member) generally will not be taxable for federal income tax purposes. Certain other withdrawals may be subject to tax. This income exclusion, however, may be reduced or not available in any year in which the HOPE Credit or the Lifetime Learning Credit is claimed.

Please call the Trust to obtain information regarding the establishment of an IRA, Roth IRA or CESA. An IRA plan custodian may charge fees in connection with establishing and maintaining such accounts. An investor should consult with a competent tax advisor for specific advice concerning his or her tax status and the possible benefits of establishing one or more IRAs and/or CESAs. The description above is very general in nature; there are numerous other rules applicable to these plans to be considered before establishing one.

Simplified Employee Pension Plans. An employer may establish a Simplified Employee Pension (SEP) plan under which the employer makes contributions to all eligible employees’ IRAs. The Funds’ shares may be used for this purpose.

Qualified Retirement Plans. A corporation, partnership or sole proprietorship may establish a defined contribution retirement plan (such as a qualified money purchase pension or profit sharing plan) and make contributions for each participant up to the lesser of each participant’s gross compensation or $51,000, or such lower limits as may be established by the terms of a plan. Such contributions may be made by the employer and, if certain conditions are met, participants may also make nondeductible voluntary contributions.

Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be “rolled over.” The 20% withholding requirement, however, does not apply to distributions from traditional IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders are advised to consult with a tax professional regarding this requirement.

Shareholders should consult their tax advisors about the application of the provisions of tax law, including foreign, state and local tax laws, in light of their particular tax situations before investing in the Funds and before setting up a qualified retirement plan.

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois 60606. Ernst & Young audits and reports upon the Trust’s annual financial statements, reviews certain regulatory reports, reviews the Trust’s federal and state tax returns and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

Legal Counsel. Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, is the counsel to the Trust and the independent trustees of the Trust.

Custodian. The Trust’s custodian, State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, has custody of all securities and cash of the Trust and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust, as well as certain bookkeeping, data processing and administrative services pertaining to the Trust’s operations, including compliance monitoring and preparation of the Trust’s tax returns. The Advisor pays State Street’s compliance monitoring fees. The custodian for IRAs may be State Street.

Transfer Agent Services. Boston Financial Data Services, Inc. (“BFDS”), 2000 Crown Colony Drive, Quincy, MA 02169, is the Trust’s transfer agent and dividend-paying agent. BFDS, as the shareholder service agent, provides certain bookkeeping, data processing and administrative services pertaining to the maintenance of shareholder accounts.

Reports to Shareholders. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHAREHOLDER RIGHTS

The Funds are twenty-four series of the twenty-six currently established by the Trust. All shares of each William Blair Fund have equal rights with respect to dividends, assets and liquidation of a portfolio and equal, noncumulative voting rights. Noncumulative voting rights allow the holder or holders of a majority of shares, voting together for the election of trustees, to elect all the trustees. All shares of each Fund will be voted in the aggregate, except when a separate vote by a Fund is required under the 1940 Act. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights.

Under Delaware law, the Trust generally is not required to hold annual shareholders’ meetings. Upon the written request of ten or more shareholders that have held Trust shares for at least six months in an amount equal to the lesser of 1% of the outstanding shares or $25,000, the Trust will either disseminate appropriate materials (at the expense of the requesting shareholders) or provide such shareholders access to a list of names and addresses of all shareholders of record. The written notice must state that the shareholders making such request wish to communicate with the other shareholders to obtain the signatures necessary to demand a meeting to consider removal of a trustee. The Trust will hold shareholders’ meetings when requested to do so in writing by one or more shareholders collectively holding at least 10% of the shares entitled to vote, such request specifying the purpose or purposes for which each meeting is to be called, or when determined by a majority of the Board of Trustees in their discretion. Shareholders’ meetings also will be held in connection with the following matters: (1) the election or removal of trustees, if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust; (4) certain amendments to the Declaration of Trust; (5) any merger, consolidation or sale of assets; (6) incorporation of the Trust; and (7) such additional matters as may be required by law, the Declaration of Trust, the By-Laws of the Trust or any registration of the Trust with the SEC or any state, or that the trustees may consider necessary or desirable, such as changes in fundamental investment objectives, policies or restrictions.

The trustees serve until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of their successors or until a director sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote or by a majority of the trustees. In accordance with the 1940 Act, the Trust will hold a shareholders’ meeting for the election of trustees at such time that (1) less than a majority of the trustees has been elected by the shareholders and (2) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders. A trustee may be removed from office by a vote of the holders of a majority of the outstanding shares entitled to vote.

TRUST HISTORY

The Trust is a Delaware statutory trust organized under a Declaration of Trust dated September 3, 1999. The Trust was formerly organized as a Maryland corporation on September 22, 1987 under the name of William Blair Ready Reserves, Inc. (the “Company”). On April 30, 1991, a reorganization of the Company and Growth Industry Shares, Inc., a Maryland corporation, occurred such that Growth Industry Shares, Inc. was reorganized into a separate portfolio of the Company, the Growth Fund, and the Company changed its name to William Blair Mutual Funds, Inc. On December 15, 1999, the Company was reorganized into the Trust and changed its name to William Blair Funds. The Trust operates as an open-end, management investment company, as defined in the 1940 Act. Presently, the Trust is offering shares of twenty-six William Blair Funds described in separate prospectuses. The Board of Trustees of the Trust may, however, establish additional portfolios with different investment objectives, policies and restrictions in the future.

FINANCIAL INFORMATION OF THE TRUST

The Funds’ audited financial statements, including the notes thereto, contained in the Funds’ annual reports to shareholders for the period ended December 31, 2012, and report of independent registered public accounting firm, are incorporated herein by reference. Additional copies of the reports to shareholders may be obtained without charge by writing or calling the Trust.

APPENDIX A -

DESCRIPTION OF MONEY MARKET INSTRUMENTS

The following information includes a description of certain money market instruments in which the Ready Reserves Fund portfolio may invest to the extent consistent with its investment objective.

U.S. Government Securities. These include marketable securities issued by the U.S. Treasury, which consist of bills, notes and bonds. Such securities are direct obligations of the U.S. Government and are backed by the full faith and credit of the United States. They differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

Government Agency Securities. These include debt securities issued by government-sponsored enterprises, federal agencies or instrumentalities and international institutions. Such securities are not direct obligations of the U.S. Treasury but involve some government sponsorship or guarantees. Different instruments have different degrees of government backing. Thus, the Fund may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Short-Term Corporate Debt Instruments. These include commercial paper (including variable amount master demand notes), which refers to short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. In addition, some short-term paper, which can have a maturity exceeding nine months, is issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). The Ready Reserves Fund portfolio may invest in Section 4(2) paper with maturities of twelve months or less. Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender may not sell or otherwise transfer the note without the borrower’s consent. Such notes provide that the interest rate on the amount outstanding is adjusted periodically, typically on a daily basis in accordance with a stated short-term interest rate benchmark. Since the interest rate of a variable amount master demand note is adjusted no less often than every 60 days and since repayment of the note may be demanded at any time, the Fund values such a note in accordance with the amortized cost basis at the outstanding principal amount of the note.

Also included are nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than 397 days remaining to maturity at the date of settlement. Corporate debt securities with a remaining maturity of less than one year tend to become quite liquid, have considerably less market value fluctuations than longer term issues and are traded as money market securities.

Bank Money Instruments. These include instruments such as certificates of deposit, time deposits and bankers’ acceptances. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A time deposit is a non-negotiable deposit in a banking institution earning a specified interest rate over a given period of time. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (e.g., a mutual fund) acquires ownership of an obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities will consist only of U.S. Government or government agency or instrumentality securities.

Repurchase agreements usually are for short periods, typically less than one week. Repurchase agreements are considered to be loans under the 1940 Act, with the security subject to repurchase, in effect, serving as “collateral” for the loan. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller because of bankruptcy or otherwise, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

A-1

APPENDIX B

RATINGS OF DEBT OBLIGATIONS

COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor’s for commercial paper:

“A-1” - Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

“A-2” - Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

“A-3” - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

“B” - Issue has only a speculative capacity for timely payment.

“C” - Issue has a doubtful capacity for payment.

“D” - Issue is in actual or imminent payment default. The “D” category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired when S&P believes such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings’ short-term ratings apply generally to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

“F-1+” - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

“F-2” - Securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

“F-3” - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for commercial paper:

“Not Prime” - Issuer does not fall within any of the Prime rating categories.

“Prime-1” - Issuer or related supporting institutions are considered to have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuer or related supporting institutions are considered to have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

“Prime-3” - Issuer or related supporting institutions have an acceptable ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

CORPORATE LONG-TERM DEBT RATINGS

The following summarizes the ratings used by Standard & Poor’s for corporate and municipal debt:

“AAA” - This designation represents the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment is extremely strong.

“AA” - An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C” - Debt is regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - Debt is more vulnerable to non-payment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to non-payment.

“C” - The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

“D” - An obligation rated “D” is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. “D” rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“r” - This rating is attached to highlight derivative, hybrid, and certain other obligations that S& P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba,” “B,” “Caa,” “Ca,” and “C” - Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

(P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

The following summarizes the highest four ratings used by Fitch Ratings for corporate and municipal bonds:

“AAA” - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA” - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

“A” - Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB” - Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

“BB” - Bonds considered to be speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

“B” - Bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

“CCC” - A “CCC” rating indicates substantial credit risk.

“CC” - A “CC’ rating indicates very high levels of credit risk.

“C” - A “C” rating indicates exceptionally high levels of credit risk

“D” - Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “C” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

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